united states
securities and exchange commission
washington, d.c. 20549

form n-csr

certified shareholder report of registered management
investment companies

Investment Company Act file number 811-21720

Northern Lights Fund Trust

(Exact name of registrant as specified in charter)

225 Pictoria Drive., Suite 450, Cincinnati, Ohio 45246

(Address of principal executive offices) (Zip code)

Stephanie Shearer, Gemini Fund Services, LLC.

80 Arkay Dr. Suite 110., Hauppauge, NY 11788

(Name and address of agent for service)

Registrant's telephone number, including area code: 631-470-2600

Date of fiscal year end: 6/30

Date of reporting period: 6/30/21

Item 1. Reports to Stockholders.

Donoghue Forlines Tactical Income Fund (fka Power Income Fund)
Class	A:	PWRAX
Class	C:	PWRCX
Class	I:	PWRIX

Donoghue Forlines Dividend Fund (fka Power Dividend Index Fund)
Class	A:	PWDAX
Class	C:	PWDCX
Class	I:	PWDIX

Donoghue Forlines Risk Managed Income Fund (fka Power Donoghue Forlines Floating Rate Fund)
Class	A:	FLOAX
Class	C:	FLOCX
Class	I:	FLOTX

Donoghue Forlines Momentum Fund (fka Power Momentum Index Fund)
Class	A:	MOJAX
Class	C:	MOJCX
Class	I:	MOJOX

Donoghue Forlines Tactical Allocation Fund (fka Power Tactical Allocation/JAForlines Fund)
Class	A:	GTAAX
Class	C:	GLACX
Class	I:	GTAIX

Annual Report
June 30, 2021

1-877-779-7462

www.donoghueforlinesfunds.com

This report and the financial statements contained herein are submitted for the general information of shareholders and are not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus. Nothing herein contained is to be considered an offer of sale or solicitation of an offer to buy shares of the Donoghue Forlines Tactical Income Fund, Donoghue Forlines Dividend Fund, Donoghue Forlines Risk Managed Income Fund, Donoghue Forlines Momentum Fund, or Donoghue Forlines Tactical Allocation Fund. Such offering is made only by prospectus, which includes details as to offering price and other material information.

Distributed by Northern Lights Distributors, LLC

Member FINRA

DONOGHUE FORLINES TACTICAL INCOME FUND

DONOGHUE FORLINES DIVIDEND FUND

DONOGHUE FORLINES MOMENTUM FUND

DONOGHUE FORLINES DIVIDEND MID-CAP FUND

(LIQUIDATED)

DONOGHUE FORLINES TACTICAL ALLOCATION FUND

DONOGHUE FORLINES RISK MANAGED INCOME FUND

ANNUAL LETTER TO SHAREHOLDERS

By Jeffrey R. Thompson, CEO & Portfolio Manager

August 6, 2021

Dear Investors,

We are pleased to address our tenth annual letter to shareholders for the Donoghue Forlines Tactical Income Fund, seventh for the Donoghue Forlines Dividend Fund, fourth for the Donoghue Forlines Momentum Fund, and third for the Donoghue Forlines Dividend Mid-Cap Fund, Donoghue Forlines Tactical Allocation Fund, and the Donoghue Forlines Risk Managed Income Fund.

Donoghue Forlines Tactical Income Fund

The Donoghue Forlines Tactical Income Fund’s objective is total return from income and capital appreciation with the preservation of capital a secondary objective. The Fund finds income opportunities across the three major asset classes—global fixed income, global equities and alternatives. We believe this orientation is critical to both short- and long-term investment success.

The Fund’s investment process combines a tactical and strategic top-down macro approach to asset allocation with a global orientation. The portfolio invests in ETFs across three asset classes—equities, fixed income and alternatives by taking a long-term secular view with tactical positioning during the shorter-term business and credit cycles. The portfolio can hold sovereign and corporate bonds denominated in both US dollar and foreign currencies. Additionally, up to 15% of the portfolio can be allocated to US and foreign equities, and up to 40% can be allocated to alternative asset classes. The strategy utilizes long-term macroeconomic and geopolitical variables to analyze the effects on currencies and interest rates. The portfolio objective is linked to the performance of global fixed income markets and, to a lesser extent, equity, currency, and alternative markets.

Included below is the performance during the period from June 30, 2020 through June 30, 2021 and year-to -date through June 30, 2021 for the Donoghue Forlines Tactical Income Fund’s various share classes and respective fixed income indices performance:

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DONOGHUE FORLINES FUNDS ANNUAL LETTER TO SHAREHOLDERS

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DONOGHUE FORLINES FUNDS ANNUAL LETTER TO SHAREHOLDERS

Returns for Period June 30, 2020 to June 30, 2021 and Year-to-Date through June 30, 2021

	One Year	YTD
Donoghue Forlines Tactical Income Fund - Class A	7.37%	3.61%
Donoghue Forlines Tactical Income Fund - Class A with load	1.95%	-1.56%
Donoghue Forlines Tactical Income Fund - Class C	6.47%	3.14%
Donoghue Forlines Tactical Income Fund - Class I	7.50%	3.60%
* Blended Income Benchmark 90% MSCI ACWI/10% Bar Global AGG	5.92%	-1.73%
Bloomberg Barclays Capital Global Aggregate Bond Index	2.63%	-3.21%
Bloomberg Barclays Capital U.S. Aggregate Bond Index	0.33%	-1.60%
Source: Ultimus Fund Solutions; * Donoghue Forlines and Morningstar Direct

Donoghue Forlines Dividend Fund

The Donoghue Forlines Dividend Fund’s primary objective is total return from dividend income and capital appreciation. Capital preservation is a secondary objective of the fund.

The Donoghue Forlines Dividend Fund (the Fund) is a rules -based strategy that tracks a proprietary index identified in the Fund’s prospectus. The Fund employs a disciplined investment selection process with tactical overlays that determines whether it will be in a bullish (invested) or defensive position. The tactical overlays are made up of two triggers. The first trigger tracks exponential moving averages of the stocks in the Fund to identify potentially negative intermediate-term trends. The second is a longer-term exponential moving average crossover that more broadly can be indicative of the health of the economy and monitors longer term evolving problems that could lead to bear markets or recessions. Based on the status of each tactical indicator, the Fund could be 100% in equities, 50% in equities-50% defensive or 100% defensive. When in a defensive position, the Fund will invest in short-term U.S. Treasury ETFs or cash equivalents.

When bullish, the Fund allocates equally in up to 50 stocks, diversified amongst a market neutral weight of sectors. The stocks are selected based on having the highest dividend yields in their sector as well as meeting other quality factors. If stocks fail to meet the yield and quality requirements in any sector, only the stocks that meet all the requirements will be included, and the remaining allocation is equally divided between the full final list of selected securities. The sectors used are Business Services, Consumer Cyclicals, Consumer Non-Cyclicals, Consumer Services, Energy, Finance, Healthcare, Industrials, Non-Energy Materials, Real Estate, Technology, Telecommunications, and Utilities.

Additionally, when bullish, the Fund rebalances and reconstitutes quarterly to bring the holdings back to an equal weighting.

Included below is the performance during the period from June 30, 2020 through June 30, 2021 and year-to-date through June 30, 2021 for the Donoghue Forlines Dividend Fund’s various share classes and the benchmark indices:

Returns for Period June 30, 2020 to June 30, 2021 and Year-to-Date through June 30, 2021

	One Year	YTD
Donoghue Forlines Dividend Fund - Class A	36.34%	23.05%
Donoghue Forlines Dividend Fund - Class A with load	29.50%	16.96%
Donoghue Forlines Dividend Fund - Class C	35.42%	22.66%
Donoghue Forlines Dividend Fund - Class I	36.60%	23.23%
S&P 500 Index	40.79%	15.25%
S&P 500 Value Index	39.54%	16.30%
Source: Ultimus Fund Solutions

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DONOGHUE FORLINES FUNDS ANNUAL LETTER TO SHAREHOLDERS

Donoghue Forlines Momentum Fund

The Donoghue Forlines Momentum Fund’s primary investment objective is capital growth with a secondary objective of generating income.

The Donoghue Forlines Momentum Fund (the Fund) is a rules-based strategy that tracks a proprietary Index identified in the Fund’s prospectus. The Fund employs a disciplined investment selection process with tactical overlays that determines whether it will be in a bullish (invested) or defensive position. The tactical overlays are made up of two triggers. The first trigger tracks exponential moving averages of the stocks in the Fund to identify potentially negative intermediate-term trends. The second is a longer-term exponential moving average crossover that more broadly can be indicative of the health of the economy and monitors longer term evolving problems that could lead to bear markets or recessions. Based on the status of each tactical indicator, the Fund could be 100% in equities, 50% in equities-50% defensive or 100% defensive. When in a defensive position, the Fund will invest in short-term U.S. Treasury ETFs or cash equivalents.

When bullish, the Fund allocates equally in up to 50 stocks, diversified amongst a market neutral weight of sectors. The stocks are selected based on having the highest trailing 12-month risk -adjusted momentum in their sector as well as meeting other quality factors. If stocks fail to meet the momentum and quality requirements in any sector, only the stocks that meet all the requirements will be included, and the remaining allocation is equally divided between the full final list of selected securities. The sectors used are Business Services, Consumer Cyclicals, Consumer Non-Cyclicals, Consumer Services, Energy, Finance, Healthcare, Industrials, Non-Energy Materials, Real Estate, Technology, Telecommunications, and Utilities. Additionally, when bullish, the Fund rebalances and reconstitutes quarterly to bring the holdings back to an equal weighting.

Included below is the performance during the period from inception, June 30, 2020, through June 30, 2021 and year-to-date through June 30, 2021 for the Donoghue Forlines Momentum Fund’s various share classes and the S&P 500 Total Return Index:

Returns for Period June 30, 2020 to June 30, 2021 and Year-to-Date through June 30, 2021

	One Year	YTD
Donoghue Forlines Momentum Fund - Class A	58.76%	23.57%
Donoghue Forlines Momentum Fund - Class A with load	49.70%	16.45%
Donoghue Forlines Momentum Fund - Class C	57.62%	23.19%
Donoghue Forlines Momentum Fund - Class I	59.08%	23.78%
S&P 500 Total Return Index	40.79%	15.25%
Source: Ultimus Fund Solutions

Donoghue Forlines Dividend Mid-Cap Fund

The Donoghue Forlines Dividend Mid-Cap Fund was liquidated on March 18th 2021.

Donoghue Forlines Tactical Allocation Fund

The Donoghue Forlines Tactical Allocation Fund’s investment objective is to provide long-term capital appreciation. The Fund is a core portfolio that contains three asset classes in one account: equities, fixed income and alternatives. The macro top-down approach strategy targets long-term global macro-economic trends while analyzing shorter-term economic variables in assessing potential price movements in the three main asset classes. All non-cash positions

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DONOGHUE FORLINES FUNDS ANNUAL LETTER TO SHAREHOLDERS

are exchange traded products, giving flexibility in terms of low-cost asset allocation. The portfolio holds fixed income investments in almost all market conditions, but there is wide discretion in the holding percentages of equities and alternatives.

The Fund seeks to achieve long-term capital appreciation by diversifying the Fund’s portfolio across several different asset classes that have low or negative correlations to one another. By having a portfolio with multiple asset classes with differing correlations, the total volatility of the Fund’s portfolio should be lower than some, or all, of the underlying asset classes if they were held individually. Also, the Fund uses cash as a tactical asset class during times of high market volatility to further help reduce the risk of the portfolio.

Included below is the performance during the period from June 30, 2020 to the period ending June 30, 2021 and year-to-date through June 30, 2021 for the Donoghue Forlines Tactical Allocation Fund various share classes, the custom blended moderate benchmark, and MSCI ACWI Index:

Returns for Period June 30, 2020 to June 30, 2021 and Year-to-Date through June 30, 2021

	One Year	YTD
Donoghue Forlines Tactical Allocation Fund - Class A	21.34%	8.10%
Donoghue Forlines Tactical Allocation Fund - Class A with load	15.24%	2.73%
Donoghue Forlines Tactical Allocation Fund - Class C	20.54%	7.75%
Donoghue Forlines Tactical Allocation Fund - Class I	21.63%	8.17%
MSCI ACWI Index	39.27%	12.30%
* Blended Moderate Benchmark: 50% MSCI ACWI/40% Bar	25.19%	7.64%
Global AGG/10% S&P GSCI
Source: Ultimus Fund Solutions; * Donoghue Forlines and Morningtar Direct

Donoghue Forlines Risk Managed Income Fund

The Donoghue Forlines Risk Managed Income Fund’s primary investment objective is total return from income and capital appreciation with capital preservation as a secondary objective.

The Fund uses a short-term and an intermediate-term tactical overlay to determine whether to be in a bullish or defensive posture. Each tactical overlay will trigger 50% of the Fund into a defensive position, should market conditions warrant. When in a defensive position, the Fund will be invested in short-term U.S. Treasury ETFs.

When bullish, the Fund will direct investments into a selection of Floating Rate mutual funds/ETFs and High Yield Bond ETFs. Additionally, when in a bullish posture, the Fund will rebalance holdings and reconstitute annually.

Included below is the performance during the period from inception, June 30, 2020, through June 30, 2021 and year-to-date through June 30, 2021 for the Donoghue Forlines Risk Managed Income Fund’s various share classes and the S&P/LSTA U.S. Leveraged Loan 100 Total Return Index:

Returns for Period June 30, 2020 to June 30, 2021 and Year-to-Date through June 30, 2021

	One Year	YTD
Donoghue Forlines Risk Managed Income Fund - Class A	9.25%	1.88%
Donoghue Forlines Risk Managed Income Fund - Class A with load	3.80%	-3.22%
Donoghue Forlines Risk Managed Income Fund - Class C	8.47%	1.52%
Donoghue Forlines Risk Managed Income Fund - Class I	9.61%	2.07%
S&P/LSTA U.S. Leveraged Loan 100 Total Return Index	9.37%	2.17%
Source: Ultimus Fund Solutions

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DONOGHUE FORLINES FUNDS ANNUAL LETTER TO SHAREHOLDERS

THE YEAR IN REVIEW

Markets continued to recover from pandemic and recession-related declines experienced last year. The successful launch of the US vaccination campaign has allowed state governments to begin dismantling lockdown measures. Markets reflected an abundance of liquidity and hopeful expectations about re-opening after the global shutdown.

Macro … From Great to Good

For some time, our view is that the economy is accelerating from the “covid-sized” hole created in 2020. As economies re-opened and activity began to surge, this view has now become consensus among investors, according to the Bank of America Fund Manager Survey.

But as the tailwind from stimulus fades and the vaccination campaign winds down, economic momentum has likely peaked with expectations. Historically, a slowdown in growth has been associated with lower overall equity returns. But this is expected: the next leg of the rally in risk assets will not have the strength of the past year. However, we believe there are reasons to expect this “slowdown” to be relatively benign and remain overweight risk assets (especially certain pockets).

First, US growth is slowing from exceptionally strong levels and will remain above-trend. The golden rule of investing is to stay bullish on risk assets unless one think’s there is a recession around the corner. In our view, growth is highly unlikely to turn contractionary anytime soon.

Much Ado About Inflation

Concerns about higher than expected inflation have weighed on investors over the first half of the year. In our {Last Quarterly Commentary}, we discussed our view that structurally higher inflation is not a near term risk. This quarter, we’d like to elaborate further on that view and add nuance because we believe that the data will continue to be a bit noisy.

First, US consumer price inflation is trending up. But this is not surprising … expansionary factors like fast money supply growth (stimulus) and stronger demand (reopening) are driving up prices. However, base effects are a big part of the story. Inflation plunged during last spring’s lockdowns, resulting in a significant base effect over the last several months. Now with investor inflation expectations at/near all-time highs, we believe these current inflationary

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DONOGHUE FORLINES FUNDS ANNUAL LETTER TO SHAREHOLDERS

dynamics are already priced into markets. For example, the 10-year treasury yield is down over 50 bps in the face of “blowout” CPI reports over the last couple months. And reflation assets that had been outperforming since September, have cooled down since May.

Moreover, a transitory pickup in inflation is a policy goal of the Federal Reserve. We believe the real risk to markets would be a more hawkish central bank. But we do not expect data over the next few months will make them flinch and future moves will continue to be dictated by labor market dynamics (which are a long way from normalization).

Finally, after a transitory pickup in inflation, we believe structural deflationary trends will reassert themselves. Technology continues to produce more (and better) goods & services at a lower cost while suppressing workers’ wages at the same time. Globalization and free trade (global and domestic) allows bigger labor pools to be utilized, leading to the production of more goods at a lower cost. And the pandemic accelerated structural low-end job losses and already plunging global birth rates.

While structural deflation will continue to ease cost pressures, we believe that the biggest deterrent to near term inflation will be the dynamics of Pandemic stimulus. Inflation bulls point to the >$2T extra cash in household accounts from post-Covid stimulus. But we believe this data is skewed, because despite narratives, ~70% of this cash has gone to the top 20%, which is always the group least likely to spend. Therefore, much of the extra cash will be saved and not unleashed into the economy. That’s why a savings glut on the balance sheets of already-wealthy households is unlikely to boost inflation in a sustained way.

With no structurally higher inflation, the Fed can afford to sustain exceptionally easy monetary policy, which should keep growth above-trend and continue to support equity valuations. And if inflation fears recede, the economic environment will begin to change from a period of reflation to goldilocks.

This would trigger rotations from cyclical/value exposures back into quality/growth exposures. The fuel for this rotation will come from one-sided positioning into the inflation trade. Tech funds have seen their largest outflows since December 2018, another short -term bottom for the sector. We have an overweight to stocks with these characteristics within our portfolios. In this environment, bonds will likely remain rangebound over a tactical timeframe. However, we will continue to avoid allocations to bonds, as they provide very little asymmetric risk. Therefore, we remain overweight stocks and credit, with a focus on quality/growth factors.

In today’s interest rate environment, the 60/40 retirement rule is stuck in the past. Advisors are challenged to rethink foundational portfolio elements of investor portfolios – which means seeking out strategies that bolster the “core” going forward. With no cheap assets, tactical and unconstrained management is now more important than ever.

We continue to focus on the need to help craft easy-to-understand, longer-term narratives for Advisors and their Clients. Panicking and abandoning diversified investment strategies during volatility and market crashes/surges is a time-tested losing proposition.

Donoghue Forlines solutions are designed to be client-centric and deliver strong risk-adjusted return streams through both our rules-based, tactical strategies as well as our global macro, fundamentally driven tactical solutions. We aim to capture the majority of the upside but more importantly to avoid the majority of the downside.

We have continued to carefully assess exposure across all our portfolios over the past quarter, as per our risk management process. Our positioning is outlined in more depth below. We remain cautiously optimistic to the continuation of the recovery but recognize the possibility that the facts can change and will adapt.

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DONOGHUE FORLINES FUNDS ANNUAL LETTER TO SHAREHOLDERS

The following reflects Donoghue Forlines Funds’ portfolios positioning as of June 30, 2021.

Donoghue Forlines Tactical Income Fund

Positioning: 68% allocated to fixed income, 19% allocated to equities, 11% allocated to alternatives via ETF exposure. And 2% allocated to money markets.

Donoghue Forlines Dividend Fund

Positioning: 100% allocated to large and mid-sized high yielding stocks with a diversified sector exposure and quality orientation.

Donoghue Forlines Momentum Fund

Positioning: 100% invested in large and mid-sized stocks exhibiting strong short-term momentum with a diversified sector exposure.

Donoghue Forlines Dividend Mid-Cap Fund

The Fund was liquidated on March 18th 2021.

Donoghue Forlines Tactical Allocation Fund

Positioning: 25% allocated to fixed income, 68% allocated to equities, 5% allocated to alternatives via ETF exposure. And 2% allocated to money markets.

Donoghue Forlines Risk Managed Income Fund

Positioning: 100% allocated to High Yield and Floating Rate Securities.

DIVIDENDS AND DISTRIBUTIONS

In accordance with the Funds’ policies and prospectuses the Donoghue Forlines Dividend Fund, Donoghue Forlines Tactical Income Fund, Donoghue Forlines Risk Managed Income Fund, Donoghue Forlines Tactical Allocation Fund and Donoghue Forlines Momentum Fund did make the following dividend and capital gain distributions for each of the respective share classes:

Donoghue Forlines Tactical Income Fund Class A

				Distribution
Date	ST Capital Gains	LT Capital Gains	Dividend Income	Total
9/29/2020
12/28/2020			0.0244	0.0244
3/30/2021			0.0261	0.0261
6/29/2021			0.0667	0.0667

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DONOGHUE FORLINES FUNDS ANNUAL LETTER TO SHAREHOLDERS

Donoghue Forlines Tactical Income Fund Class C

				Distribution
Date	ST Capital Gains	LT Capital Gains	Dividend Income	Total
9/29/2020
12/28/2020
3/30/2021			0.0055	0.0055
6/29/2021			0.0053	0.0053

Donoghue Forlines Tactical Income Fund Class I

				Distribution
Date	ST Capital Gains	LT Capital Gains	Dividend Income	Total
9/29/2020			0.0050	0.0050
12/28/2020			0.0307	0.0307
3/30/2021			0.0324	0.0324
6/29/2021			0.0790	0.0790

Donoghue Forlines Dividend Fund Class A

				Distribution
Date	ST Capital Gains	LT Capital Gains	Dividend Income	Total
9/29/2020			0.0098	0.0098
12/28/2020			0.2541	0.2541
3/30/2021			0.0341	0.0341
6/29/2021			0.0422	0.0422

 Donoghue Forlines Dividend Fund Class C

				Distribution
Date	ST Capital Gains	LT Capital Gains	Dividend Income	Total
9/29/2020
12/28/2020			0.2400	0.2400
3/30/2021			0.0187	0.0187
6/29/2021			0.0018	0.0018

 Donoghue Forlines Dividend Fund Class I

				Distribution
Date	ST Capital Gains	LT Capital Gains	Dividend Income	Total
9/29/2020			0.0143	0.0143
12/28/2020			0.2594	0.2594
3/30/2021			0.0392	0.0392
6/29/2021			0.0535	0.0535

Donoghue Forlines Momentum Fund Class A

Distribution
Date	ST Capital Gains	LT Capital Gains	Dividend Income	Total
9/29/2020
12/28/2020
3/30/2021
6/29/2021

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DONOGHUE FORLINES FUNDS ANNUAL LETTER TO SHAREHOLDERS

Donoghue Forlines Momentum Class C

Distribution
Date	ST Capital Gains	LT Capital Gains	Dividend Income	Total
9/29/2020
12/28/2020
3/30/2021
6/29/2021

Donoghue Forlines Momentum Class I

Distribution
Date	ST Capital Gains	LT Capital Gains	Dividend Income	Total
9/29/2020
12/28/2020
3/30/2021
6/29/2021

Donoghue Forlines Tactical Allocation Fund Class A

				Distribution
Date	ST Capital Gains	LT Capital Gains	Dividend Income	Total
9/29/2020			0.0018	0.0018
12/28/2020			0.0375	0.0375
3/30/2021
6/29/2021			0.0308	0.0308

Donoghue Forlines Tactical Allocation Fund Class C

				Distribution
Date	ST Capital Gains	LT Capital Gains	Dividend Income	Total
9/29/2020
12/28/2020			0.0207	0.0207
3/30/2021
6/29/2021

Donoghue Forlines Tactical Allocation Fund Class I

				Distribution
Date	ST Capital Gains	LT Capital Gains	Dividend Income	Total
9/29/2020			0.0079	0.0079
12/28/2020			0.0438	0.0438
3/30/2021			0.0003	0.0003
6/29/2021			0.0437	0.0437

Donoghue Forlines Risk Managed Income Fund Class A

				Distribution
Date	ST Capital Gains	LT Capital Gains	Dividend Income	Total
9/29/2020			0.0643	0.0643
12/28/2020			0.1025	0.1025
3/30/2021			0.0543	0.0543
6/29/2021			0.0443	0.0443

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DONOGHUE FORLINES FUNDS ANNUAL LETTER TO SHAREHOLDERS

Donoghue Forlines Risk Managed Income Fund Class C

				Distribution
Date	ST Capital Gains	LT Capital Gains	Dividend Income	Total
9/29/2020			0.0517	0.0517
12/28/2020			0.0814	0.0814
3/30/2021			0.0364	0.0364
6/29/2021			0.0041	0.0041

Donoghue Forlines Risk Managed Income Fund Class I

				Distribution
Date	ST Capital Gains	LT Capital Gains	Dividend Income	Total
9/29/2020			0.0704	0.0704
12/28/2020			0.1089	0.1089
3/30/2021			0.0604	0.0604
6/29/2021			0.0568	0.0568

We want to thank you for your continued investment and vote of confidence in Donoghue Forlines Dividend Fund, Donoghue Forlines Tactical Income Fund, Donoghue Forlines Risk Managed Income Fund, Donoghue Forlines Tactical Allocation Fund and Donoghue Forlines Momentum Fund

Regards,

CEO and Portfolio Manager

Donoghue Forlines LLC.

Adviser to Donoghue Forlines Dividend Fund, Donoghue Forlines Tactical Income Fund, Donoghue Forlines Risk Managed Income Fund, Donoghue Forlines Tactical Allocation Fund and Donoghue Forlines Momentum Fund

The Standard and Poor’s 500 Total Return Index: A commonly used benchmark index for large capitalization stocks. The index is comprised of 500 large-capitalization U.S. stocks and is administered by Standard and Poor’s. You cannot invest in an index.

The BofA Merrill Lynch U.S. High Yield Master II Index: A commonly used benchmark index for high yield corporate bonds. It is administered by Merrill Lynch. The BofA Merrill Lynch U.S. High Yield Master II Index is a measure of the broad high yield market. You cannot invest in an index.

The Bloomberg Barclays Capital U.S. Aggregate Bond Index: A broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries,

800.642.4276	DonoghueForlines.com	One International Place, Suite 310 Boston, MA 02110

DONOGHUE FORLINES FUNDS ANNUAL LETTER TO SHAREHOLDERS

government-related and corporate securities, MBS (agency fixed-rate and hybrid ARM pass-throughs), ABS, and CMBS. You cannot invest in an index.

The S&P MidCap 400 Total Return Index is a capitalization-weighted index which measures the performance of the mid-range sector of the U.S. stock market. The historical performance results of the S&P 400 Index are unmanaged; do not reflect the deduction of transaction and custodial charges, or the deduction of a management fee, the incurrence of which would have the effect of decreasing indicated historical performance results. You cannot invest in an index.

S&P/LSTA U.S. Leveraged Loan 100 Total Return Index was the first index to track the investable senior loan market. This rules-based index consists of the 100 largest loan facilities in the benchmark S&P/ LSTA Leveraged Loan Index. You cannot invest in an index.

The historical performance of the Standard and Poor’s 500 Total Return Index, BofA Merrill Lynch U.S. High Yield Master II Index, Bloomberg Barclays Capital U.S. Aggregate Bond Index, S&P MidCap 400 Total Return Index, and S&P/LSTA U.S. Leveraged Loan 100 Total Return Index are unmanaged, do not reflect the deduction of transaction and custodial charges, nor the deduction of a management fee, the incurrence of which would have the effect of decreasing indicated historical performance results.

The net asset value of the Fund will fluctuate based on changes in the value of the equity securities in which it invests. Equity prices can fall rapidly in response to developments affecting a specific company or industry, or to changing economic, political or market conditions.

Mutual Funds involve risk including the possible loss of principal. Derivative instruments involve risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. If the Funds invests in fixed income securities, the value of the Fund will fluctuate with changes in interest rates. Defaults by fixed income issuers in which the Fund invests will also harm performance. Hedging strategies may not perform as anticipated by the adviser and the Fund could suffer losses on the hedging vehicle while also suffering losses on the junk or U.S. Treasury bonds that were intended to benefit from the hedge. The Donoghue Forlines Tactical Income Fund, Donoghue Forlines Risk Managed Income Fund and the Donoghue Forlines Tactical Allocation Fund may invest in high yield securities, also known as “junk bonds.” High yield securities provide greater income and opportunity for gain, but entail greater risk of loss of principal. ETF’s are subject to specific risks, depending on the nature of the underlying strategy of the fund. These risks could include liquidity risk, sector risk, as well as risks associated with fixed income securities, real estate investments, and commodities, to name a few. A higher portfolio turnover will result in higher transactional and brokerage costs.

Investing in the commodities markets may subject the Fund to greater volatility than investment exposure to traditional securities.

Investing in emerging markets involves not only the risks described below with respect to investing in foreign securities, but also other risks, including exposure to economic structures that are generally less diverse and mature, and to political systems that can be expected to have less stability, than those of developed countries.

ETNs are obligations of the issuer of the ETN, are subject to credit risk, and the value of the ETN may drop due to a downgrade in the issuer’s credit rating, despite the underlying market benchmark or strategy remaining unchanged. Equity Risk

800.642.4276	DonoghueForlines.com	One International Place, Suite 310 Boston, MA 02110

DONOGHUE FORLINES FUNDS ANNUAL LETTER TO SHAREHOLDERS

The net asset value of the Fund will fluctuate based on changes in the value of the equity securities in which it invests. Equity prices can fall rapidly in response to developments affecting a specific company or industry, or to changing economic, political or market conditions.

Common Stock

Common stock represents an equity (ownership) interest in a company, and usually possesses voting rights and earns dividends. Dividends on common stock are not fixed but are declared at the discretion of the issuer. Common stock generally represents the riskiest investment in a company. In addition, common stock generally has the greatest appreciation and depreciation potential because increases and decreases in earnings are usually reflected in a company’s stock price. The fundamental risk of investing in common and preferred stock is the risk that the value of the stock might decrease. Stock values fluctuate in response to the activities of an individual company or in response to general market and/or economic conditions. Historically, common stocks have provided greater long-term returns and have entailed greater short-term risks than preferred stocks, fixed-income securities and money market investments. The market value of all securities, including common and preferred stocks, is based upon the market’s perception of value and not necessarily the book value of an issuer or other objective measures of a company’s worth.

ETF Risk

ETFs are subject to investment advisory fees and other expenses, which will be indirectly paid by the Fund. As a result, your cost of investing in the Fund will be higher than the cost of investing directly in ETFs and may be higher than other Fund that invest directly in equity and fixed income securities. Each ETF is subject to specific risks, depending on the nature of the fund. ETF shares may trade at a discount to or a premium above net asset value if there is a limited market in such shares. ETFs are also subject to brokerage and other trading costs, which could result in greater expenses to the Fund.

Foreign Securities Risk

Because the Fund’s investments may include exposure to foreign securities, the Fund is subject to risks beyond those associated with investing in domestic securities. Foreign companies are generally not subject to the same regulatory requirements of U.S. companies thereby resulting in less publicly available information about these companies. In addition, foreign accounting, auditing and financial reporting standards generally differ from those applicable to U.S. companies.

Investors should carefully consider the investment objectives, risks, charges, and expenses of the Donoghue Forlines Funds. This and other information about the Funds are contained in the prospectus and should be read carefully before investing. The prospectus can be obtained by calling toll free 1-877-779-7462. The Donoghue Forlines Funds are distributed by Northern Lights Distributors, LLC. Member FINRA / SIPC Donoghue forlines LLC is not affiliated with Northern Lights Distributors, LLC.

Performance for periods less than one year is not annualized. The maximum sales charge for Class A Shares is 5.00%. Class A Share investors may be eligible for a reduction in sales charges.

The performance data quoted here represents past performance. Current performance may be lower or higher than the performance data quoted above. Past performance is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that investor’s shares, when redeemed, may be worth more or less than their original cost. The Fund’s total annual operating expenses is 2.08% for Class A shares, 2.83% for Class C shares, and 1.83% for Class I shares. Please review the fund’s prospectus for more information regarding the fund’s fees and expenses. For performance information current to the most recent month-end, please call toll-free 877-779-7462.

3144-NLD-8/12/2021

800.642.4276	DonoghueForlines.com	One International Place, Suite 310 Boston, MA 02110

Donoghue Forlines Tactical Income Fund

PORTFOLIO REVIEW (Unaudited)

June 30, 2021

 The Fund’s performance figures* for the periods ended June 30, 2021, compared to its benchmarks:

		Annualized	Annualized	Annualized	Annualized
	One Year	Five Year	Ten Year	Since Inception (a)	Since Inception (b)
Donoghue Forlines Tactical Income Fund - Class A	7.37%	2.05%	1.90%	2.24%	N/A
Donoghue Forlines Tactical Income Fund - Class A with load	1.95%	1.01%	1.37%	1.75%	N/A
Donoghue Forlines Tactical Income Fund - Class C	6.47%	1.28%	N/A	N/A	0.87%
Donoghue Forlines Tactical Income Fund - Class I	7.50%	2.31%	2.14%	2.48%	N/A
Bloomberg Barclays U.S. Aggregate Bond Index (c)	(0.33)%	3.03%	3.39%	3.32%	3.23%
Bloomberg Barclays Global Aggregate Bond Index (d)	2.63%	2.34%	2.05%	2.37%	2.51%
Reference Index (e)	9.49%	5.51%	4.41%	4.80%	4.84%

Comparison of the Change in Value of a $10,000 Investment

*	The performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares. Returns greater than 1 year are annualized. The total annual operating expenses as stated in the fee table of the Fund’s prospectus dated October 28, 2020 is 1.87%, 2.62% and 1.62%, for Class A, Class C and Class I shares, respectively. Class A Shares are subject to a maximum sales charge of 5.00% imposed on purchases. For performance information current to the most recent month-end, please call 1-877-779-7462.

(a)	Inception date is September 14, 2010 for Class A and Class I shares.

(b)	Inception date is November 25, 2014 for Class C shares.

(c)	The Bloomberg Barclays U.S. Aggregate Bond Index is a market capitalization-weighted index, meaning the securities in the index are weighted according to the market size of each bond type. Most U.S. traded investment grade bonds are represented. Municipal bonds and Treasury Inflation-Protected Securities are excluded, due to tax treatment issues. The index includes Treasury securities, Government agency bonds, mortgage-backed bonds, corporate bonds, and a small amount of foreign bonds traded in U.S. Dollars. Index returns assume reinvestment of dividends. Investors may not invest in an Index directly. Unlike the Fund’s returns, Index returns do not reflect any fees or expenses.

(d)	The Bloomberg Barclays Global Aggregate Bond Index is composed of the U.S. Aggregate Index, the Pan-European Index and the Japanese component of the Global Treasury Index. All issues must be fixed rate, nonconvertible and have at least one year remaining to maturity. Securities from countries classified as emerging markets are excluded. The index is weighted according to each country’s market capitalization except for Japan, which is weighted by the market capitalization of the 40 largest Japanese government bonds. This Index has been selected as the Fund’s new primary benchmark as it is more representative of the Fund’s investment strategy and portfolio holdings. Index returns assume reinvestment of dividends. Investors may not invest in an Index directly. Unlike the Fund’s returns, Index returns do not reflect any fees or expenses.

(e)	The Reference Index is a combination of 80% Bloomberg Barclays Global Aggregate Bond Index, 10% MSCI ACWI, and 10% of S&P Goldman Sachs Commodities Index. The MSCI ACWI Index represents the performance of the full opportunity set of large- and mid-cap stocks across 23 developed and 26 emerging markets. the S&P Goldman Sachs Commodities Index is a composite index of commodity sector returns representing an unleveraged, long-only investment in commodity futures that is broadly diversified across the spectrum of commodities. Unlike the Fund’s returns, Index returns do not reflect any fees or expenses.

Portfolio Composition as of June 30, 2021

Holdings By Investment Type	% of Net Assets
Exchange Traded Funds - Fixed Income	69.1%
Exchange Traded Funds - Equity	24.1%
Exchange Traded Funds - Commodity	5.8%
Money Market Funds	1.2%
Collateral For Securities Loaned	0.3%
Liabilities in Excess of Other Assets	(0.5)%
100.0%

Please refer to the Portfolio of Investments in this annual report for a detailed listing of the Fund’s holdings.

Donoghue Forlines Dividend Fund

PORTFOLIO REVIEW (Unaudited)

June 30, 2021

The Fund’s performance figures* for the periods ended June 30, 2021, compared to its benchmarks:

		Annualized	Annualized	Annualized
	One Year	Five Year	Since Inception (a)	Since Inception (b)
Donoghue Forlines Dividend Fund - Class A	36.34%	3.94%	4.58%	N/A
Donoghue Forlines Dividend Fund - Class A with load	29.50%	2.87%	3.87%	N/A
Donoghue Forlines Dividend Fund - Class C	35.42%	3.16%	N/A	2.06%
Donoghue Forlines Dividend Fund - Class I	36.60%	4.20%	4.83%	N/A
S&P 500 Value Index (c)	39.54%	12.54%	10.86%	9.89%
S&P 500 Total Return Index (d)	40.79%	17.65%	14.75%	13.96%

Comparison of the Change in Value of a $10,000 Investment

*	The performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares. Returns greater than 1 year are annualized. The total annual operating expenses as stated in the fee table of the Fund’s Class A, Class C and Class I prospectus dated October 28, 2020 is 1.67%, 2.42% and 1.42% for Class A, Class C, and Class I shares, respectively. Class A shares are subject to a maximum sales charge imposed on purchases of 5.00%. For performance information current to the most recent month-end, please call 1-877-779-7462.

(a)	Inception date is November 7, 2013 for Class A and Class I shares.

(b)	Inception date is November 25, 2014 for Class C shares.

(c)	The S&P 500 Value Index is a market cap-weighted index that covers the complete market cap of the S&P 500 index. All S&P index stocks are represented in both and/or each Growth and Value index. The value factors used to determine a stock’s value score are book value to price ratio, cash flow to price ratio, sales to price ratio and dividend yield. Index returns assume reinvestment of dividends. Investors may not invest in an Index directly. Unlike the Fund’s returns, Index returns do not reflect any fees or expenses. This Index has been selected as Fund’s new primary benchmark as it is more representative of the Fund’s investment strategy and portfolio holdings.

(d)	The S&P 500 Total Return Index is an unmanaged free-float capitalization-weighted index which measures the performance of 500 large-cap common stocks actively traded in the United States. Index returns assume reinvestment of dividends. Investors may not invest in an Index directly. Unlike the Fund’s returns, Index returns do not reflect any fees or expenses.

Portfolio Composition as of June 30, 2021

Holdings By Investment Type	% of Net Assets
Asset Management	6.4%
Oil & Gas Producers	6.1%
Biotech & Pharma	6.0%
Semiconductors	6.0%
Specialty Finance	5.9%
Health Care Facilities & Services	5.8%
Insurance	5.8%
Publishing & Broadcasting	3.9%
Diversified Industrials	3.8%
Institutional Financial Services	3.7%
Other Industries	46.7%
Liabilities in Excess of Other Assets	(0.1)%
100.0%

Please refer to the Portfolio of Investments in this annual report for a detailed listing of the Fund’s holdings.

Donoghue Forlines Risk Managed Income Fund

PORTFOLIO REVIEW (Unaudited)

June 30, 2021

The Fund’s performance figures* for the periods ended June 30, 2021, compared to its benchmarks:

	One Year	Since Inception (a)
Donoghue Forlines Risk Managed Income Fund - Class A	9.25%	3.01%
Donoghue Forlines Risk Managed Income Fund - Class A with load	3.80%	1.50%
Donoghue Forlines Risk Managed Income Fund - Class C	8.47%	2.40%
Donoghue Forlines Risk Managed Income Fund - Class I	9.61%	3.41%
S&P 500 Total Return Index (b)	40.79%	16.54%
S&P/LSTA U.S. Leveraged Loan 100 Index (c)	9.37%	4.22%

Comparison of the Change in Value of a $10,000 Investment

*	The performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares. Returns greater than 1 year are annualized. The total annual operating expenses as stated in the fee table of the Fund’s prospectus dated March 26, 2021 is 1.89%, 2.64% and 1.64% for Class A, Class C, and Class I shares, respectively. Class A shares are subject to a maximum sales charge imposed on purchases of 5.00%. For performance information current to the most recent month-end, please call 1-877-779-7462.

(a)	Inception date is December 27, 2017.

(b)	The S&P 500 Total Return Index is an unmanaged free-float capitalization-weighted index which measures the performance of 500 large-cap common stocks actively traded in the United States. Index returns assume reinvestment of dividends. Investors may not invest in an Index directly. Unlike the Fund’s returns, Index returns do not reflect any fees or expenses.

(c)	The S&P/LSTA U.S. Leveraged Loan 100 Index is designed to reflect the performance of the largest facilities in the leveraged loan market. Index returns assume reinvestment of dividends. Investors may not invest in an Index directly. Unlike the Fund’s returns, Index returns do not reflect any fees or expenses.

Portfolio Composition as of June 30, 2021

Holdings By Investment Type	% of Net Assets
Exchange Traded Funds - Fixed Income	64.4%
Open End Funds - Fixed Income	34.4%
Collateral For Securities Loaned	24.3%
Money Market Fund	1.2%
Liabilities in Excess of Other Assets	(24.3)%
100.0%

Please refer to the Portfolio of Investments in this annual report for a detailed listing of the Fund’s holdings.

Donoghue Forlines Momentum Fund

PORTFOLIO REVIEW (Unaudited)

June 30, 2021

The Fund’s performance figures* for the periods ended June 30, 2021, compared to its benchmarks:

		Annualized
	One Year	Since Inception (a)
Donoghue Forlines Momentum Fund - Class A	58.76%	8.16%
Donoghue Forlines Momentum Fund - Class A with load	49.70%	6.75%
Donoghue Forlines Momentum Fund - Class C	57.62%	7.37%
Donoghue Forlines Momentum Fund - Class I	59.08%	8.43%
S&P 500 Total Return Index (b)	40.79%	17.44%

Comparison of the Change in Value of a $100,000 Investment

*	The performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares. Returns greater than 1 year are annualized. The total annual operating expenses as stated in the fee table of the Fund’s prospectus dated October 28, 2020 is 1.99%, 2.74% and 1.74% for Class A, Class C, and Class I shares, respectively. Class A shares are subject to a maximum sales charge imposed on purchases of 5.00%. For performance information current to the most recent month-end, please call 1-877-779-7462.

(a)	Inception date is December 23, 2016.

(b)	The S&P 500 Total Return Index is an unmanaged free-float capitalization-weighted index which measures the performance of 500 large-cap common stocks actively traded in the United States. Index returns assume reinvestment of dividends. Investors may not invest in an Index directly. Unlike the Fund’s returns, Index returns do not reflect any fees or expenses.

Portfolio Composition as of June 30, 2021

Holdings By Investment Type	% of Net Assets
Semiconductors	12.0%
Medical Equipment & Devices	6.4%
Software	6.3%
Health Care Facilities & Services	6.1%
Technology Services	4.1%
Specialty Finance	4.1%
Technology Hardware	4.0%
Household Products	3.8%
Asset Management	3.8%
Publishing & Broadcasting	3.8%
Other Industries	45.5%
Other Assets in Excess of Liabilities	0.1%
100.0%

Please refer to the Portfolio of Investments in this annual report for a detailed listing of the Fund’s holdings.

Donoghue Forlines Tactical Allocation Fund

PORTFOLIO REVIEW (Unaudited)

June 30, 2021

The Fund’s performance figures* for the periods ended June 30, 2021, compared to its benchmarks:

		Annualized
	One Year	Since Inception (a)
Donoghue Forlines Tactical Allocation Fund - Class A	21.34%	3.93%
Donoghue Forlines Tactical Allocation Fund - Class A with load	15.24%	2.29%
Donoghue Forlines Tactical Allocation Fund - Class C	20.54%	3.16%
Donoghue Forlines Tactical Allocation Fund - Class I	21.63%	4.19%
MSCI AC World Index (b)	39.27%	13.86%
Reference Index (c)	25.19%	8.40%

Comparison of the Change in Value of a $100,000 Investment

*	The performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares. Returns greater than 1 year are annualized. The total annual operating expenses as stated in the fee table of the Fund’s Class A, Class C and Class I prospectus dated October 28, 2020 is 1.57%, 2.32% and 1.32% for Class A, Class C, and Class I shares, respectively. Class A shares are subject to a maximum sales charge imposed on purchases of 5.00%. For performance information current to the most recent month-end, please call 1-877-779-7462.

(a)	Inception date is April 6, 2018.

(b)	The MSCI AC World Index is designed to represent performance of the full opportunity set of large- and mid-cap stocks across 23 developed and 24 emerging markets. Index returns assume reinvestment of dividends. Investors may not invest in an Index directly. Unlike the Fund’s returns, Index returns do not reflect any fees or expenses.

(c)	The Reference Index is a combination of 80% Bloomberg Barclays Global Aggregate Bond Index, 10% of MSCI ACWI, and 10% of S&P Goldman Sachs Commodities Index. The Bloomberg Barclays Global Aggregate Bond Index is composed of the U.S. Aggregate Index, the Pan-European Index and the Japanese component of the Global Treasury Index. All issues must be fixed rate, nonconvertible and have at least one year remaining to maturity. Securities from countries classified as emerging markets are excluded. The index is weighted according to each country’s market capitalization except for Japan, which is weighted by the market capitalization of the 40 largest Japanese government bonds. The S&P Goldman Sachs Commodities Index is a composite index of commodity sector returns representing an unleveraged, long-only investment in commodity futures that is broadly diversified across the spectrum of commodities.

Portfolio Composition as of June 30, 2021

Holdings By Investment Type	% of Net Assets
Exchange Traded Funds - Equity	69.2%
Exchange Traded Funds - Fixed Income	25.3%
Exchange Traded Funds - Commodity	4.8%
Money Market Fund	0.8%
Liabilities in Excess of Other Assets	(0.1)%
100.0%

Please refer to the Portfolio of Investments in this annual report for a detailed listing of the Fund’s holdings.

DONOGHUE FORLINES TACTICAL INCOME FUND
SCHEDULE OF INVESTMENTS
June 30, 2021

Shares		Fair Value
	EXCHANGE-TRADED FUNDS — 99.0%
	COMMODITY - 5.8%
201,445	SPDR Gold MiniShares Trust(a)	$3,547,446

	EQUITY - 24.1%
49,322	iShares Core Dividend Growth ETF	2,483,856
19,027	iShares Core High Dividend ETF	1,836,676
46,423	iShares Emerging Markets Dividend ETF(b)	1,803,534
74,292	iShares International Select Dividend ETF	2,407,061
83,394	iShares Mortgage Real Estate ETF	3,095,585
23,839	iShares MSCI USA Quality Factor ETF	3,167,488
		14,794,200
	FIXED INCOME - 69.1%
582,194	iShares 0-5 Year High Yield Corporate Bond ETF	26,815,856
353,664	SPDR Wells Fargo Preferred Stock ETF	15,639,022
		42,454,878

	TOTAL EXCHANGE-TRADED FUNDS (Cost $58,686,956)	60,796,524

	SHORT-TERM INVESTMENTS — 1.5%
	MONEY MARKET FUNDS - 1.2%
4,777	Dreyfus Treasury Securities Cash Management, Institutional Class, 0.01%(c)	4,777
14,559	Fidelity Government Portfolio, Institutional Class, 0.01%(c)	14,559
690,593	Goldman Sachs Financial Square Government Fund, Class FST, 0.03%(c)	690,593
14,402	Invesco STIT Liquid Assets - Government & Agency Portfolio, Institutional Class, 0.03%(c)	14,402
	TOTAL MONEY MARKET FUNDS (Cost $724,331)	724,331

	COLLATERAL FOR SECURITIES LOANED - 0.3%
198,500	Fidelity Government Portfolio, Institutional Class, 0.01% (Cost $198,500)(c)	198,500

	TOTAL SHORT-TERM INVESTMENTS (Cost $922,831)	922,831

DONOGHUE FORLINES TACTICAL INCOME FUND
SCHEDULE OF INVESTMENTS (Continued)
June 30, 2021

Fair Value

TOTAL INVESTMENTS - 100.5% (Cost $59,609,787)	$61,719,355
LIABILITIES IN EXCESS OF OTHER ASSETS - (0.5)%	(281,906)
NET ASSETS - 100.0%	$61,437,449

ETF	- Exchange-Traded Fund

MSCI	- Morgan Stanley Capital International

SPDR	- Standard & Poor’s Depositary Receipt

(a)	Non-income producing security.

(b)	All or a portion of this security is on loan. Total loaned securities had a value of $194,450 as of June 30, 2021.

(c)	Rate disclosed is the seven day effective yield as of June 30, 2021.

See accompanying notes which are an integral part of these financial statements.

DONOGHUE FORLINES DIVIDEND FUND
SCHEDULE OF INVESTMENTS
June 30, 2021

Shares		Fair Value
	COMMON STOCKS — 98.6%
	ADVERTISING & MARKETING - 1.9%
11,665	Omnicom Group, Inc.	$933,083

	AEROSPACE & DEFENSE - 2.0%
4,468	Huntington Ingalls Industries, Inc.	941,631

	ASSET MANAGEMENT - 6.3%
16,770	Apollo Global Management, Inc.	1,043,094
21,835	Carlyle Group, Inc. (The)	1,014,891
5,000	T Rowe Price Group, Inc.	989,850
		3,047,835
	BEVERAGES - 2.0%
6,454	PepsiCo, Inc.	956,289

	BIOTECH & PHARMA - 6.0%
14,632	Bristol-Myers Squibb Company	977,710
5,644	Johnson & Johnson	929,793
24,652	Pfizer, Inc.	965,372
		2,872,875
	CABLE & SATELLITE - 2.0%
16,586	Comcast Corporation, Class A	945,734

	CHEMICALS - 1.9%
26,231	Chemours Company	912,839

	CONTAINERS & PACKAGING - 1.9%
15,083	International Paper Company	924,739

	DIVERSIFIED INDUSTRIALS - 3.9%
4,712	3M Company	935,945
4,125	Illinois Tool Works, Inc.	922,185
		1,858,130
	ELECTRIC UTILITIES - 2.1%
37,841	AES Corporation	986,515

DONOGHUE FORLINES DIVIDEND FUND
SCHEDULE OF INVESTMENTS (Continued)
June 30, 2021

Shares		Fair Value
	COMMON STOCKS — 98.6% (Continued)
	ELECTRICAL EQUIPMENT - 2.2%
3,614	Rockwell Automation, Inc.	$1,033,676

	ENTERTAINMENT CONTENT - 2.1%
22,752	ViacomCBS, Inc., Class B	1,028,390

	FOOD – 2.0%
5,509	Hershey Company	959,558

	GAS & WATER UTILITIES - 2.0%
18,512	National Fuel Gas Company	967,252

	HEALTH CARE FACILITIES & SERVICES - 5.8%
11,042	CVS Health Corporation	921,344
7,181	Quest Diagnostics, Inc.	947,677
2,310	UnitedHealth Group, Inc.	925,016
		2,794,037
	HOME & OFFICE PRODUCTS - 1.9%
17,448	Leggett & Platt, Inc.	903,981

	HOUSEHOLD PRODUCTS - 1.9%
20,811	Energizer Holdings, Inc.	894,457

	INDUSTRIAL SUPPORT SERVICES - 1.9%
10,222	MSC Industrial Direct Company, Inc., Class A	917,220

	INSTITUTIONAL FINANCIAL SERVICES - 3.7%
20,457	Lazard Ltd., Class A	925,680
31,556	Virtu Financial, Inc., Class A	871,892
		1,797,572
	INSURANCE - 5.8%
7,832	Cincinnati Financial Corporation	913,368
14,964	Mercury General Corporation	971,912
36,466	Old Republic International Corporation	908,368
		2,793,648

DONOGHUE FORLINES DIVIDEND FUND
SCHEDULE OF INVESTMENTS (Continued)
June 30, 2021

Shares		Fair Value
	COMMON STOCKS — 98.6% (Continued)
	LEISURE PRODUCTS - 2.1%
7,293	Polaris, Inc.	$998,849

	MORTGAGE FINANCE - 1.9%
102,860	Annaly Capital Management, Inc.	913,397

	OIL & GAS PRODUCERS - 6.1%
116,739	Equitrans Midstream Corporation	993,449
52,333	Kinder Morgan, Inc.	954,031
36,485	Williams Companies, Inc.	968,677
		2,916,157
	PUBLISHING & BROADCASTING - 3.9%
15,239	John Wiley & Sons, Inc., Class A	917,083
6,330	Nexstar Media Group, Inc., Class A	936,080
		1,853,163
	RETAIL - DISCRETIONARY - 1.9%
7,289	Genuine Parts Company	921,840

	SEMICONDUCTORS – 5.9%
2,028	Broadcom, Inc.	967,032
6,132	Microchip Technology, Inc.	918,206
5,060	Texas Instruments, Inc.	973,038
		2,858,276
	SPECIALTY FINANCE - 5.9%
20,555	Fidelity National Financial, Inc.	893,320
16,434	OneMain Holdings, Inc.	984,561
20,222	Synchrony Financial	981,171
		2,859,052
	SPECIALTY REIT - 1.9%
22,055	Iron Mountain, Inc.	933,367

	TECHNOLOGY HARDWARE - 2.0%
18,031	Cisco Systems, Inc.	955,643

DONOGHUE FORLINES DIVIDEND FUND
SCHEDULE OF INVESTMENTS (Continued)
June 30, 2021

Shares		Fair Value
	COMMON STOCKS — 98.6% (Continued)
	TECHNOLOGY SERVICES - 2.0%
6,678	International Business Machines Corporation	$978,928

	TELECOMMUNICATIONS - 2.0%
69,265	Lumen Technologies, Inc.	941,311

	TRANSPORTATION & LOGISTICS - 1.8%
11,668	Ryder System, Inc.	867,282

	TRANSPORTATION EQUIPMENT - 1.9%
22,804	Allison Transmission Holdings, Inc.	906,231

	TOTAL COMMON STOCKS (Cost $44,465,342)	47,372,957

	SHORT-TERM INVESTMENTS — 1.5%
	MONEY MARKET FUNDS - 1.5%
4,599	Dreyfus Treasury Securities Cash Management, Institutional Class, 0.01%(a)	4,599
6,342	Fidelity Government Portfolio, Institutional Class, 0.01%(a)	6,342
726,198	Goldman Sachs Financial Square Government Fund, Class FST, 0.03%(a)	726,198
4,999	Invesco STIT Liquid Assets - Government & Agency Portfolio Institutional Class, 0.03%(a)	4,999

	TOTAL SHORT-TERM INVESTMENTS (Cost $742,138)	742,138

	TOTAL INVESTMENTS - 100.1% (Cost $45,207,480)	$48,115,095
	LIABILITIES IN EXCESS OF OTHER ASSETS - (0.1)%	(44,853)
	NET ASSETS - 100.0%	$48,070,242

LTD	- Limited Company

REIT	- Real Estate Investment Trust

(a)	Rate disclosed is the seven day effective yield as of June 30, 2021

See accompanying notes which are an integral part of these financial statements.

DONOGHUE FORLINES RISK MANAGED INCOME FUND
SCHEDULE OF INVESTMENTS
June 30, 2021

Shares		Fair Value
	EXCHANGE-TRADED FUNDS — 64.4%
	FIXED INCOME - 64.4%
165,149	First Trust Senior Loan ETF	$7,928,803
720,434	Invesco Senior Loan ETF(a)	15,957,614
51,653	iShares 0-5 Year High Yield Corporate Bond ETF	2,379,137
57,401	iShares Broad USD High Yield Corporate Bond ETF(a)	2,394,770
172,173	SPDR Blackstone Senior Loan ET	7,969,888
86,479	SPDR Bloomberg Barclays Short Term High Yield Bond	2,385,091
59,209	Xtrackers USD High Yield Corporate Bond ETF(a)	2,386,715
		41,402,018

	TOTAL EXCHANGE-TRADED FUNDS (Cost $41,143,351)	41,402,018

	OPEN END FUNDS — 34.4%
	FIXED INCOME - 34.4%
553,052	BlackRock Floating Rate Income Portfolio, Institutional Class	5,508,396
658,990	Hartford Floating Rate Fund, Class Y	5,509,154
656,133	Lord Abbett Floating Rate Fund, Class I	5,537,759
668,602	Virtus Seix Floating Rate High Income Fund, Class I	5,515,967
		22,071,276

	TOTAL OPEN END FUNDS (Cost $21,235,983)	22,071,276

	SHORT-TERM INVESTMENTS — 25.5%
	COLLATERAL FOR SECURITIES LOANED - 24.2%
15,560,250	Fidelity Government Portfolio, Institutional Class, 0.01% (Cost $15,560,250)(b)	15,560,250

	MONEY MARKET FUNDS - 1.3%
802,748	Goldman Sachs Financial Square Government Fund, Class FST, 0.03% (Cost $802,748)(b)	802,748

	TOTAL SHORT-TERM INVESTMENTS (Cost $16,362,998)	16,362,998

DONOGHUE FORLINES RISK MANAGED INCOME FUND
SCHEDULE OF INVESTMENTS (Continued)
June 30, 2021

Fair Value

TOTAL INVESTMENTS - 124.3% (Cost $78,742,332)	$79,836,292
LIABILITIES IN EXCESS OF OTHER ASSETS - (24.3)%	(15,618,176)
NET ASSETS - 100.0%	$64,218,116

ETF	- Exchange-Traded Fund

SPDR	- Standard & Poor’s Depositary Receipt

(a)	All or a portion of this security is on loan. Total loaned securities had a value of $15,211,850 as of June 30, 2021.

(b)	Rate disclosed is the seven day effective yield as of June 30, 2021.

See accompanying notes which are an integral part of these financial statements.

DONOGHUE FORLINES MOMENTUM FUND
SCHEDULE OF INVESTMENTS
June 30, 2021

Shares		Fair Value
	COMMON STOCKS — 98.2%
	ADVERTISING & MARKETING - 1.9%
9,405	Interpublic Group of Companies, Inc.	$305,568

	ASSET MANAGEMENT - 3.8%
2,160	LPL Financial Holdings, Inc.	291,557
1,647	T Rowe Price Group, Inc.	326,057
		617,614
	AUTOMOTIVE - 2.0%
21,336	Ford Motor Company(a)	317,053

	CABLE & SATELLITE - 1.9%
5,461	Comcast Corporation, Class A	311,386

	CHEMICALS - 3.7%
1,430	Avery Dennison Corporation	300,643
8,655	Chemours Company	301,194
		601,837
	ELECTRIC UTILITIES - 2.0%
12,461	AES Corporation	324,858

	ELECTRICAL EQUIPMENT - 2.1%
4,046	Trimble, Inc.(a)	331,084

	FOOD - 2.0%
1,815	Hershey Company	316,137

	HEALTH CARE FACILITIES & SERVICES - 6.1%
934	Charles River Laboratories International, Inc.(a)	345,505
1,312	IQVIA Holdings, Inc.(a)	317,924
1,141	Laboratory Corp of America Holdings(a)	314,745
		978,174
	HOME & OFFICE PRODUCTS - 3.7%
5,734	Leggett & Platt, Inc.	297,079
11,014	Newell Brands, Inc.	302,554
		599,633

DONOGHUE FORLINES MOMENTUM FUND
SCHEDULE OF INVESTMENTS (Continued)
June 30, 2021

Shares		Fair Value
	COMMON STOCKS — 98.2% (Continued)
	HOUSEHOLD PRODUCTS - 3.8%
1,027	Estee Lauder Companies, Inc., Class A	$326,668
3,540	Spectrum Brands Holdings, Inc.	301,042
		627,710
	INSTITUTIONAL FINANCIAL SERVICES - 1.9%
2,178	Evercore, Inc., Class A	306,597

	INSURANCE - 3.7%
1,085	Berkshire Hathaway, Inc., Class B(a)	301,543
2,571	Cincinnati Financial Corporation	299,830
		601,373
	LEISURE PRODUCTS - 1.9%
14,899	Mattel, Inc.(a)	299,470

	MACHINERY - 3.8%
868	Deere & Company	306,152
2,815	Toro Company	309,312
		615,464
	MEDICAL EQUIPMENT & DEVICES - 6.5%
2,276	Agilent Technologies, Inc.	336,416
4,573	Bruker Corporation	347,457
567	IDEXX Laboratories, Inc.(a)	358,089
		1,041,962
	MORTGAGE FINANCE - 3.6%
16,859	AGNC Investment Corporation	284,749
33,896	Annaly Capital Management, Inc.	300,996
		585,745
	OIL & GAS PRODUCERS - 2.0%
3,679	Cheniere Energy, Inc.(a)	319,116

	PUBLISHING & BROADCASTING - 3.8%
11,807	News Corporation, Class A	304,266
2,089	Nexstar Media Group, Inc., Class A	308,921
		613,187

DONOGHUE FORLINES MOMENTUM FUND
SCHEDULE OF INVESTMENTS (Continued)
June 30, 2021

Shares		Fair Value
	COMMON STOCKS — 98.2% (Continued)
	RETAIL - CONSUMER STAPLES - 2.1%
1,377	Target Corporation	$332,876

	RETAIL - DISCRETIONARY - 1.8%
3,095	AutoNation, Inc.(a)	293,437

	SEMICONDUCTORS - 12.0%
2,285	Applied Materials, Inc.	325,384
667	Broadcom, Inc.	318,052
999	KLA Corporation	323,886
486	Lam Research Corporation	316,240
2,396	Teradyne, Inc.	320,968
1,664	Texas Instruments, Inc.	319,987
		1,924,517
	SOFTWARE - 6.3%
1,351	Crowdstrike Holdings, Inc., Class A(a)	339,520
1,425	Fortinet, Inc.(a)	339,421
6,583	Teradata Corporation(a)	328,953
		1,007,894
	SPECIALTY FINANCE - 4.0%
2,706	Discover Financial Services	320,093
6,666	Synchrony Financial	323,435
		643,528
	TECHNOLOGY HARDWARE - 4.0%
6,603	NCR Corporation(a)	301,163
635	Zebra Technologies Corporation, Class A(a)	336,226
		637,389
	TECHNOLOGY SERVICES - 4.1%
1,114	Accenture plc, Class A	328,396
660	EPAM Systems, Inc.(a)	337,234
		665,630
	TRANSPORTATION & LOGISTICS - 3.7%
3,855	Ryder System, Inc.	286,542
1,466	United Parcel Service, Inc., Class B	304,884
		591,426

DONOGHUE FORLINES MOMENTUM FUND
SCHEDULE OF INVESTMENTS (Continued)
June 30, 2021

Shares		Fair Value
	COMMON STOCKS — 98.2% (Continued)
	TOTAL COMMON STOCKS (Cost $15,064,225)	$15,810,665

	SHORT-TERM INVESTMENTS — 1.7%
	MONEY MARKET FUNDS - 1.7%
284,021	Goldman Sachs Financial Square Government Fund, Class FST, 0.03% (Cost $284,021)(b)	284,021

	TOTAL INVESTMENTS - 99.9% (Cost $15,348,246)	$16,094,686
	OTHER ASSETS IN EXCESS OF LIABILITIES- 0.1%	9,504
	NET ASSETS - 100.0%	$16,104,190

PLC	- Public Limited Company

(a)	Non-income producing security.

(b)	Rate disclosed is the seven day effective yield as of June 30, 2021.

See accompanying notes which are an integral part of these financial statements.

DONOGHUE FORLINES TACTICAL ALLOCATION FUND
SCHEDULE OF INVESTMENTS
June 30, 2021

Shares		Fair Value
	EXCHANGE-TRADED FUNDS — 99.3%
	COMMODITY - 4.8%
160,185	SPDR Gold MiniShares Trust(a)	$2,820,858

	EQUITY - 69.2%
34,556	Invesco QQQ Trust Series 1	12,247,683
77,064	iShares Core MSCI EAFE ETF	5,769,011
88,667	iShares Core MSCI Emerging Markets ETF	5,939,802
40,824	iShares Core S&P U.S. Value ETF	2,937,695
79,032	iShares Global Clean Energy ETF	1,854,091
45,998	iShares MSCI Emerging Markets Min Vol Factor ETF	2,951,232
68,240	iShares MSCI USA Quality Factor ETF	9,067,049
		40,766,563
	FIXED INCOME - 25.3%
193,793	iShares 0-5 Year High Yield Corporate Bond ETF	8,926,105
134,989	SPDR Wells Fargo Preferred Stock ETF	5,969,214
		14,895,319

	TOTAL EXCHANGE-TRADED FUNDS (Cost $52,662,494)	58,482,740

	SHORT-TERM INVESTMENTS — 0.8%
	MONEY MARKET FUNDS - 0.8%
485,288	Goldman Sachs Financial Square Government Fund, Class FST, 0.03% (Cost $485,288)(b)	485,288

	TOTAL INVESTMENTS - 100.1% (Cost $53,147,782)	$58,968,028
	LIABILITIES IN EXCESS OF OTHER ASSETS - (0.1)%	(68,080)
	NET ASSETS - 100.0%	$58,899,948

EAFE	- Europe, Australasia and Far East

ETF	- Exchange-Traded Fund

MSCI	- Morgan Stanley Capital International

SPDR	- Standard & Poor’s Depositary Receipt

(a)	Non-income producing security.

(b)	Rate disclosed is the seven day effective yield as of June 30, 2021.

See accompanying notes which are an integral part of these financial statements.

Donoghue Forlines Funds
STATEMENTS OF ASSETS AND LIABILITIES
June 30, 2021

	Donoghue Forlines	Donoghue Forlines	Donoghue Forlines	Donoghue Forlines	Donoghue Forlines
	Tactical Income	Dividend	Risk Managed Income	Momentum	Tactical Allocation
	Fund	Fund	Fund	Fund	Fund
ASSETS
Investment securities:
At cost	$59,609,787	$45,207,480	$78,742,332	$15,348,246	$53,147,782
At value *	$61,719,355	$48,115,095	$79,836,292	$16,094,686	$58,968,028
Receivable for Fund shares sold	17,557	22,722	1,240	13,241	6,641
Dividends and interest receivable	20	98,540	27	20,952	13,727
Prepaid expenses and other assets	19,813	24,701	23,574	23,733	24,379
TOTAL ASSETS	61,756,745	48,261,058	79,861,133	16,152,612	59,012,775

LIABILITIES
Security lending collateral (Note 5)	198,500	—	15,560,250	—	—
Payable for Fund shares repurchased	25,551	30,953	9,534	4,051	26,666
Investment advisory fees payable	51,559	40,907	34,579	13,005	38,829
Distribution (12b-1) fees payable	2,791	11,490	618	1,763	3,835
Payable to related parties	12,677	20,633	13,693	6,534	12,321
Payable to trustees	209	300	258	309	232
Accrued expenses and other liabilities	28,009	86,533	24,085	22,760	30,944
TOTAL LIABILITIES	319,296	190,816	15,643,017	48,422	112,827
NET ASSETS	$61,437,449	$48,070,242	$64,218,116	$16,104,190	$58,899,948

COMPOSITION OF NET ASSETS:
Paid in capital	$77,561,521	$166,082,882	$63,973,629	$15,727,346	$58,661,156
Accumulated income (losses)	(16,124,072)	(118,012,640)	244,487	376,844	238,792
NET ASSETS	$61,437,449	$48,070,242	$64,218,116	$16,104,190	$58,899,948

NET ASSET VALUE PER SHARE:
Class A Shares:
Net Assets	$5,421,724	$14,488,092	$105,869	$1,555,319	$15,277,325
Shares of beneficial interest outstanding ($0 par value, unlimited shares authorized)	554,453	1,582,910	10,436	126,249	1,399,168
Net asset value (Net Assets ÷ Shares Outstanding) and redemption price per share	$9.78	$9.15	$10.14	$12.32	$10.92
Maximum offering price per share (net asset value plus maximum sales charge of 5.00%) (a)	$10.29	$9.63	$10.67	$12.97	$11.49

Class C Shares:
Net Assets	$1,384,376	$9,174,350	$721,627	$1,205,282	$886,302
Shares of beneficial interest outstanding ($0 par value, unlimited shares authorized)	142,560	1,010,945	71,848	101,313	81,724
Net asset value (Net Assets ÷ Shares Outstanding), offering price and redemption price per share	$9.71	$9.08	$10.04	$11.90	$10.85

Class I Shares:
Net Assets	$54,631,349	$24,407,800	$63,390,620	$13,343,589	$42,736,321
Shares of beneficial interest outstanding ($0 par value, unlimited shares authorized)	5,606,649	2,679,885	6,265,106	1,073,051	3,931,090
Net asset value (Net Assets ÷ Shares Outstanding), offering price and redemption price per share	$9.74	$9.11	$10.12	$12.44	$10.87

*	Includes Securities Loaned $194,450; $0; $15,211,850; $0; $0

(a)	On investments of $50,000 or more, the offering price is reduced.

See accompanying notes to financial statements.

Donoghue Forlines Funds
STATEMENTS OF OPERATIONS
For the Year Ended June 30, 2021

	Donoghue Forlines	Donoghue Forlines	Donoghue Forlines	Donoghue Forlines	Donoghue Forlines
	Tactical Income	Dividend	Risk Managed Income	Momentum	Tactical Allocation
	Fund	Fund	Fund	Fund	Fund
INVESTMENT INCOME
Dividends (including foreign dividend tax withholding of $0, $0, $0, $276, and $0, respectively)	$1,993,275	$1,721,556	$2,376,511	$205,308	$1,318,653
Interest	604	270	468	117	466
Securities lending	15,007	1,052	19,489	3,243	18,627
TOTAL INVESTMENT INCOME	2,008,886	1,722,878	2,396,468	208,668	1,337,746

EXPENSES
Investment advisory fees	729,311	501,273	401,932	167,592	509,569
Distribution (12b-1) fees:
Class A	15,526	37,298	257	3,595	36,475
Class C	28,789	109,170	7,593	20,647	8,296
Administration fees	76,350	51,515	67,032	27,602	71,008
Registration fees	55,998	56,306	43,748	51,273	45,270
Accounting services fees	42,451	35,175	41,359	37,247	41,947
Third party administrative servicing fees	37,875	23,926	41,623	7,995	19,531
Transfer agent fees	32,749	48,675	26,626	13,513	22,435
Audit fees	18,443	18,151	18,172	18,152	24,637
Trustees’ fees and expenses	14,981	14,981	14,981	14,882	14,981
Legal fees	12,711	13,264	19,308	13,025	22,488
Printing and postage expenses	11,962	14,404	17,724	5,808	22,906
Compliance officer fees	11,087	8,492	8,289	5,640	10,565
Custodian fees	8,345	3,113	10,794	3,847	13,588
Insurance expense	2,116	1,330	1,517	747	2,040
Other expenses	4,330	3,980	4,261	4,434	3,105
TOTAL EXPENSES	1,103,024	941,053	725,216	395,999	868,841
Less: Fees waived by the Advisor	—	—	—	(35,648)	(6,690)
NET EXPENSES	1,103,024	941,053	725,216	360,351	862,151

NET INVESTMENT INCOME (LOSS)	905,862	781,825	1,671,252	(151,683)	475,595

REALIZED AND UNREALIZED GAIN ON INVESTMENTS
Net realized gain from security transactions	3,570,036	11,517,859	2,657,101	7,205,359	7,403,642
Net change in unrealized appreciation on investments	668,240	2,704,097	1,169,060	521,283	5,652,191
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS	4,238,276	14,221,956	3,826,161	7,726,642	13,055,833

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$5,144,138	$15,003,781	$5,497,413	$7,574,959	$13,531,428

See accompanying notes to financial statements.

Donoghue Forlines Tactical Income Fund
STATEMENTS OF CHANGES IN NET ASSETS

	For the	For the
	Year Ended	Year Ended
	June 30, 2021	June 30, 2020
FROM OPERATIONS
Net investment income	$905,862	$2,166,775
Net realized gain (loss) from security transactions	3,570,036	(8,977,553)
Net change in unrealized appreciation (depreciation) on investments	668,240	(1,863,512)
Net increase (decrease) in net assets resulting from operations	5,144,138	(8,674,290)

DISTRIBUTIONS TO SHAREHOLDERS
Total Distributions paid:
Class A	(68,011)	(163,868)
Class C	(3,069)	(24,508)
Class I	(872,598)	(2,159,972)
Net decrease in net assets resulting from distributions to shareholders	(943,678)	(2,348,348)

FROM SHARES OF BENEFICIAL INTEREST
Proceeds from shares sold:
Class A	456,114	3,514,057
Class C	100,797	1,372,858
Class I	6,605,774	22,181,372
Net asset value of shares issued in reinvestment of distributions:
Class A	58,157	110,853
Class C	2,572	19,677
Class I	775,241	1,677,179
Payments for shares redeemed:
Class A	(2,717,271)	(9,310,784)
Class C	(2,299,276)	(1,185,394)
Class I	(34,312,281)	(71,656,199)
Net decrease in net assets resulting from shares of beneficial interest	(31,330,173)	(53,276,381)

TOTAL DECREASE IN NET ASSETS	(27,129,713)	(64,299,019)

NET ASSETS
Beginning of Year	88,567,162	152,866,181
End of Year	$61,437,449	$88,567,162

SHARE ACTIVITY
Class A:
Shares Sold	47,764	355,252
Shares Reinvested	6,022	11,392
Shares Redeemed	(287,181)	(978,048)
Net decrease in shares of beneficial interest outstanding	(233,395)	(611,404)

Class C:
Shares Sold	10,858	141,583
Shares Reinvested	273	1,991
Shares Redeemed	(242,784)	(124,721)
Net increase (decrease) in shares of beneficial interest outstanding	(231,653)	18,853

Class I:
Shares Sold	699,827	2,229,345
Shares Reinvested	80,727	173,936
Shares Redeemed	(3,643,419)	(7,576,588)
Net decrease in shares of beneficial interest outstanding	(2,862,865)	(5,173,307)

See accompanying notes to financial statements.

Donoghue Forlines Dividend Fund
STATEMENTS OF CHANGES IN NET ASSETS

	For the	For the
	Year Ended	Year Ended
	June 30, 2021	June 30, 2020
FROM OPERATIONS
Net investment income	$781,825	$2,390,663
Net realized gain (loss) from security transactions	11,517,859	(28,628,921)
Net change in unrealized appreciation on investments	2,704,097	795,117
Net increase (decrease) in net assets resulting from operations	15,003,781	(25,443,141)

DISTRIBUTIONS TO SHAREHOLDERS
Total Distributions paid:
Class A	(601,043)	(595,102)
Class C	(357,396)	(283,054)
Class I	(1,051,494)	(1,651,487)
Net decrease in net assets resulting from distributions to shareholders	(2,009,933)	(2,529,643)

FROM SHARES OF BENEFICIAL INTEREST
Proceeds from shares sold:
Class A	897,732	1,653,284
Class C	408,644	711,173
Class I	7,912,996	10,564,313
Net asset value of shares issued in reinvestment of distributions:
Class A	566,151	560,218
Class C	318,408	257,214
Class I	977,241	1,545,254
Redemption fee proceeds:
Class A	—	5
Payments for shares redeemed:
Class A	(7,889,685)	(35,795,308)
Class C	(7,125,129)	(17,071,442)
Class I	(18,950,502)	(171,097,517)
Net decrease in net assets resulting from shares of beneficial interest	(22,884,144)	(208,672,806)

TOTAL DECREASE IN NET ASSETS	(9,890,296)	(236,645,590)

NET ASSETS
Beginning of Year	57,960,538	294,606,128
End of Year	$48,070,242	$57,960,538

SHARE ACTIVITY
Class A:
Shares Sold	108,630	225,884
Shares Reinvested	73,750	68,153
Shares Redeemed	(1,024,418)	(4,577,449)
Net decrease in shares of beneficial interest outstanding	(842,038)	(4,283,412)

Class C:
Shares Sold	49,118	90,683
Shares Reinvested	42,759	31,419
Shares Redeemed	(922,853)	(2,207,063)
Net decrease in shares of beneficial interest outstanding	(830,976)	(2,084,961)

Class I:
Shares Sold	980,739	1,340,016
Shares Reinvested	127,179	189,826
Shares Redeemed	(2,459,831)	(21,942,496)
Net decrease in shares of beneficial interest outstanding	(1,351,913)	(20,412,654)

See accompanying notes to financial statements.

Donoghue Forlines Risk Managed Income Fund
STATEMENT OF CHANGES IN NET ASSETS

	For the	For the
	Year Ended	Year Ended
	June 30, 2021	June 30, 2020
FROM OPERATIONS
Net investment income	$1,671,252	$1,822,277
Net realized gain (loss) from security transactions	2,657,101	(2,631,302)
Net change in unrealized appreciation (depreciation) on investments	1,169,060	(407,898)
Net increase (decrease) in net assets resulting from operations	5,497,413	(1,216,923)

DISTRIBUTIONS TO SHAREHOLDERS
Total distributions paid:
Class A	(2,724)	(4,042)
Class C	(13,967)	(6,161)
Class I	(1,782,260)	(1,801,712)
Net decrease in net assets resulting from distributions to shareholders	(1,798,951)	(1,811,915)

FROM SHARES OF BENEFICIAL INTEREST
Proceeds from shares sold:
Class A	—	330,519
Class C	407,056	392,451
Class I	24,816,912	15,477,930
Net asset value of shares issued in reinvestment of distributions:
Class A	2,724	4,042
Class C	12,762	4,214
Class I	934,089	1,296,775
Payments for shares redeemed:
Class A	—	(494,800)
Class C	(273,089)	(245,588)
Class I	(22,339,574)	(36,954,795)
Net increase (decrease) in net assets resulting from shares of beneficial interest	3,560,880	(20,189,252)

TOTAL INCREASE (DECREASE) IN NET ASSETS	7,259,342	(23,218,090)

NET ASSETS
Beginning of Year	56,958,774	80,176,864
End of Year	$64,218,116	$56,958,774

SHARE ACTIVITY
Class A:
Shares Sold	—	33,200
Shares Reinvested	273	410
Shares Redeemed	—	(50,122)
Net increase (decrease) in shares of beneficial interest outstanding	273	(16,512)

Class C:
Shares Sold	41,957	40,590
Shares Reinvested	1,296	431
Shares Redeemed	(27,733)	(25,040)
Net increase in shares of beneficial interest outstanding	15,520	15,981

Class I:
Shares Sold	2,493,861	1,563,195
Shares Reinvested	93,681	132,185
Shares Redeemed	(2,245,598)	(3,745,280)
Net increase (decrease) in shares of beneficial interest outstanding	341,944	(2,049,900)

See accompanying notes to financial statements.

Donoghue Forlines Momentum Fund
STATEMENTS OF CHANGES IN NET ASSETS

	For the	For the
	Year Ended	Year Ended
	June 30, 2021	June 30, 2020
FROM OPERATIONS
Net investment loss	$(151,683)	$(156,420)
Net realized gain (loss) from security transactions	7,205,359	(6,454,087)
Net change in unrealized appreciation (depreciation) on investments	521,283	(391,935)
Net increase (decrease) in net assets resulting from operations	7,574,959	(7,002,442)

DISTRIBUTIONS TO SHAREHOLDERS
From return of capital:
Class A	—	(13,177)
Class C	—	(8,834)
Class I	—	(81,316)
Total distributions paid:
Class A	—	(202,233)
Class C	—	(135,579)
Class I	—	(1,248,006)
Net decrease in net assets resulting from distributions to shareholders	—	(1,689,145)

FROM SHARES OF BENEFICIAL INTEREST
Proceeds from shares sold:
Class A	186,011	1,623,635
Class C	81,657	1,088,715
Class I	2,843,619	9,776,571
Net asset value of shares issued in reinvestment of distributions:
Class A	—	201,896
Class C	—	124,780
Class I	—	1,277,154
Payments for shares redeemed:
Class A	(584,650)	(5,193,799)
Class C	(2,012,695)	(1,974,214)
Class I	(9,631,157)	(32,218,169)
Net decrease in net assets resulting from shares of beneficial interest	(9,117,215)	(25,293,431)

TOTAL DECREASE IN NET ASSETS	(1,542,256)	(33,985,018)

NET ASSETS
Beginning of Year	17,646,446	51,631,464
End of Year	$16,104,190	$17,646,446

SHARE ACTIVITY
Class A:
Shares Sold	16,087	155,591
Shares Reinvested	—	19,716
Shares Redeemed	(59,078)	(546,483)
Net decrease in shares of beneficial interest outstanding	(42,991)	(371,176)

Class C:
Shares Sold	8,304	113,079
Shares Reinvested	—	12,478
Shares Redeemed	(201,280)	(207,055)
Net decrease in shares of beneficial interest outstanding	(192,976)	(81,498)

Class I:
Shares Sold	256,839	947,864
Shares Reinvested	—	124,116
Shares Redeemed	(989,020)	(3,314,616)
Net decrease in shares of beneficial interest outstanding	(732,181)	(2,242,636)

See accompanying notes to financial statements.

Donoghue Forlines Tactical Allocation Fund
STATEMENT OF CHANGES IN NET ASSETS

	For the	For the
	Year Ended	Year Ended
	June 30, 2021	June 30, 2020
FROM OPERATIONS
Net investment income	$475,595	$1,371,478
Net realized gain (loss) from security transactions	7,403,642	(4,922,381)
Net change in unrealized appreciation (depreciation) on investments	5,652,191	(4,314,719)
Net increase (decrease) in net assets resulting from operations	13,531,428	(7,865,622)

DISTRIBUTIONS TO SHAREHOLDERS
Total distributions paid:
Class A	(98,652)	(159,619)
Class C	(1,903)	(2,955)
Class I	(448,403)	(1,236,604)
Net decrease in net assets resulting from distributions to shareholders	(548,958)	(1,399,178)

FROM SHARES OF BENEFICIAL INTEREST
Proceeds from shares sold:
Class A	2,320,960	3,691,906
Class C	245,988	207,688
Class I	3,645,815	17,156,071
Net asset value of shares issued in reinvestment of distributions:
Class A	96,382	156,587
Class C	1,899	2,933
Class I	411,289	976,666
Payments for shares redeemed:
Class A	(5,199,061)	(3,955,908)
Class C	(166,267)	(424,130)
Class I	(40,045,840)	(41,427,318)
Net decrease in net assets resulting from shares of beneficial interest	(38,688,835)	(23,615,505)

TOTAL DECREASE IN NET ASSETS	(25,706,365)	(32,880,305)

NET ASSETS
Beginning of Year	84,606,313	117,486,618
End of Year	$58,899,948	$84,606,313

SHARE ACTIVITY
Class A:
Shares Sold	232,826	396,951
Shares Reinvested	9,255	15,568
Shares Redeemed	(534,144)	(450,404)
Net decrease in shares of beneficial interest outstanding	(292,063)	(37,885)

Class C:
Shares Sold	26,104	21,629
Shares Reinvested	190	287
Shares Redeemed	(16,338)	(43,574)
Net increase (decrease) in shares of beneficial interest outstanding	9,956	(21,658)

Class I:
Shares Sold	370,489	1,747,909
Shares Reinvested	40,062	100,582
Shares Redeemed	(4,089,982)	(4,426,385)
Net decrease in shares of beneficial interest outstanding	(3,679,431)	(2,577,894)

See accompanying notes to financial statements.

Donoghue Forlines Tactical Income Fund
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Year

	Class A

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	June 30,	June 30,	June 30,	June 30,	June 30,
	2021	2020	2019	2018	2017
Net asset value, beginning of year	$9.22	$9.94	$9.70	$10.05	$9.85
Activity from investment operations:
Net investment income (1)	0.11	0.15	0.28	0.27	0.26
Net realized and unrealized gain (loss) on investments	0.57	(0.72)	0.22	(0.34)	0.21
Total from investment operations	0.68	(0.57)	0.50	(0.07)	0.47
Less distributions from:
Net investment income	(0.12)	(0.15)	(0.26)	(0.28)	(0.27)
Total distributions	(0.12)	(0.15)	(0.26)	(0.28)	(0.27)
Net asset value, end of year	$9.78	$9.22	$9.94	$9.70	$10.05
Total return (2)	7.37%	(5.82)%	5.24%	(0.72)%	4.78%
Net assets, at end of year (000s)	$5,422	$7,266	$13,910	$26,645	$33,484
Ratio of expenses to average net assets (3)	1.70%	1.61%	1.54%	1.54%	1.52%
Ratio of net investment income to average net assets (3,4)	1.18%	1.55%	2.87%	2.74%	2.62%
Portfolio Turnover Rate	205%	221%	175%	274%	253%

(1)	Per share amounts calculated using the average shares method, which appropriately presents the per share data for the period.

(2)	Total returns are historical in nature and exclude the effect of applicable sales charges and assumes reinvestment of dividends and capital gain distributions.

(3)	The ratios of expenses and net investment income to average net assets do not reflect the Fund’s proportionate share of income and expenses of underlying investment companies in which the Fund invests.

(4)	Recognition of net investment income by the Fund is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

See accompanying notes to financial statements.

Donoghue Forlines Tactical Income Fund
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Year

	Class C

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	June 30,	June 30,	June 30,	June 30,	June 30,
	2021	2020	2019	2018	2017
Net asset value, beginning of year	$9.13	$9.83	$9.60	$9.95	$9.78
Activity from investment operations:
Net investment income (1)	0.04	0.06	0.20	0.19	0.19
Net realized and unrealized gain (loss) on investments	0.55	(0.69)	0.22	(0.33)	0.19
Total from investment operations	0.59	(0.63)	0.42	(0.14)	0.38
Less distributions from:
Net investment income	(0.01)	(0.07)	(0.19)	(0.21)	(0.21)
Total distributions	(0.01)	(0.07)	(0.19)	(0.21)	(0.21)
Net asset value, end of year	$9.71	$9.13	$9.83	$9.60	$9.95
Total return (2)	6.47%	(6.50)%	4.47%	(1.41)%	3.93%
Net assets, at end of year (000s)	$1,384	$3,416	$3,493	$4,861	$3,913
Ratio of expenses to average net assets (3)	2.45%	2.36%	2.29%	2.29%	2.27%
Ratio of net investment income to average net assets (3,4)	0.39%	0.64%	2.10%	1.95%	1.92%
Portfolio Turnover Rate	205%	221%	175%	274%	253%

(1)	Per share amounts calculated using the average shares method, which appropriately presents the per share data for the period.

(2)	Total returns are historical in nature and exclude the effect of applicable sales charges and assumes reinvestment of dividends and capital gain distributions.

(3)	The ratios of expenses and net investment income (loss) to average net assets do not reflect the Fund’s proportionate share of income and expenses of underlying investment companies in which the Fund invests.

(4)	Recognition of net investment income by the Fund is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

See accompanying notes to financial statements.

Donoghue Forlines Tactical Income Fund
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Year

	Class I

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	June 30,	June 30,	June 30,	June 30,	June 30,
	2021	2020	2019	2018	2017
Net asset value, beginning of year	$9.20	$9.93	$9.71	$10.06	$9.85
Activity from investment operations:
Net investment income (1)	0.14	0.18	0.30	0.30	0.29
Net realized and unrealized gain (loss) on investments	0.55	(0.72)	0.23	(0.34)	0.21
Total from investment operations	0.69	(0.54)	0.53	(0.04)	0.50
Less distributions from:
Net investment income	(0.15)	(0.19)	(0.31)	(0.31)	(0.29)
Total distributions	(0.15)	(0.19)	(0.31)	(0.31)	(0.29)
Net asset value, end of year	$9.74	$9.20	$9.93	$9.71	$10.06
Total return (2)	7.50%	(5.54)%	5.56%	(0.47)%	5.07%
Net assets, at end of year (000s)	$54,631	$77,885	$135,463	$133,392	$171,214
Ratio of expenses to average net assets (3)	1.45%	1.36%	1.29%	1.29%	1.27%
Ratio of net investment income to average net assets (3,4)	1.43%	1.80%	3.03%	3.01%	2.89%
Portfolio Turnover Rate	205%	221%	175%	274%	253%

(1)	Per share amounts calculated using the average shares method, which appropriately presents the per share data for the period.

(2)	Total returns are historical in nature and assumes reinvestment of dividends and capital gain distributions.

(3)	The ratios of expenses and net investment income to average net assets do not reflect the Fund’s proportionate share of income and expenses of underlying investment companies in which the Fund invests.

(4)	Recognition of net investment income by the Fund is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

See accompanying notes to financial statements.

Donoghue Forlines Dividend Fund
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Year

	Class A

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	June 30,	June 30,	June 30,	June 30,	June 30,
	2021	2020	2019	2018	2017
Net asset value, beginning of year	$7.01	$8.43	$11.60	$11.75	$10.94
Activity from investment operations:
Net investment income (1)	0.13	0.13	0.20	0.28	0.29
Net realized and unrealized gain (loss) on investments	2.35	(1.41)	(0.79)	(0.07)	0.79
Total from investment operations	2.48	(1.28)	(0.59)	0.21	1.08
Less distributions from:
Net investment income	(0.34)	(0.14)	(0.18)	(0.27)	(0.27)
Net realized gains	—	—	(2.40)	(0.09)	—
Total distributions	(0.34)	(0.14)	(2.58)	(0.36)	(0.27)
Paid-in-Capital From Redemption Fees (1)	—	0.00 (2)	0.00 (2)	0.00 (2)	0.00 (2)
Net asset value, end of year	$9.15	$7.01	$8.43	$11.60	$11.75
Total return (3)	36.34%	(15.48)%	(5.82)%	1.65%	9.94%
Net assets, at end of year (000s)	$14,488	$17,009	$56,578	$124,630	$276,098
Ratio of expenses to average net assets (4)	1.83%	1.66%	1.52%	1.43%	1.45%
Ratio of net investment income to average net assets (4,5)	1.65%	1.70%	1.97%	2.27%	2.49%
Portfolio Turnover Rate	309%	253%	319%	265%	56%

(1)	Per share amounts calculated using the average shares method, which appropriately presents the per share data for the period.

(2)	Amount is less than $0.01.

(3)	Total returns are historical in nature and exclude the effect of applicable sales charges and assumes reinvestment of dividends and capital gain distributions.

(4)	The ratios of expenses and net investment income to average net assets do not reflect the Fund’s proportionate share of income and expenses of underlying investment companies in which the Fund invests.

(5)	Recognition of net investment income by the Fund is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

See accompanying notes to financial statements.

Donoghue Forlines Dividend Fund
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Year

	Class C

	Year Ended	Year Ended	Year Ended	Year Ended		Year Ended
	June 30,	June 30,	June 30,	June 30,		June 30,
	2021	2020	2019	2018		2017
Net asset value, beginning of year	$6.94	$8.38	$11.51	$11.67		$10.88
Activity from investment operations:
Net investment income (1)	0.07	0.07	0.12	0.18		0.20
Net realized and unrealized gain (loss) on investments	2.33	(1.41)	(0.77)	(0.07)		0.78
Total from investment operations	2.40	(1.34)	(0.65)	0.11		0.98
Less distributions from:
Net investment income	(0.26)	(0.10)	(0.08)	(0.18)		(0.19)
Net realized gains	—	—	(2.40)	(0.09)		—
Total distributions	(0.26)	(0.10)	(2.48)	(0.27)		(0.19)
Paid-in-Capital From Redemption Fees (1)	—	—	—	0.00	(2)	0.00 (2)
Net asset value, end of year	$9.08	$6.94	$8.38	$11.51		$11.67
Total return (3)	35.42%	(16.15)%	(6.43)%	0.85	% (4)	9.07%
Net assets, at end of year (000s)	$9,174	$12,788	$32,900	$52,777		$53,076
Ratio of expenses to average net assets (5)	2.58%	2.41%	2.27%	2.18%		2.20%
Ratio of net investment income to average net assets (5) (6)	0.89%	0.96%	1.20%	1.52%		1.73%
Portfolio Turnover Rate	309%	253%	319%	265%		56%

(1)	Per share amounts calculated using the average shares method, which appropriately presents the per share data for the period.

(2)	Amount is less than $0.01.

(3)	Total returns are historical in nature and exclude the effect of applicable sales charges and assumes reinvestment of dividends and capital gain distributions.

(4)	Includes adjustments in accordance with accounting principles generally accepted in the United States and, consequently, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(5)	The ratios of expenses and net investment income (loss) to average net assets do not reflect the Fund’s proportionate share of income and expenses of underlying investment companies in which the Fund invests.

(6)	Recognition of net investment income by the Fund is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

See accompanying notes to financial statements.

Donoghue Forlines Dividend Fund
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Year

	Class I

	Year Ended	Year Ended	Year Ended	Year Ended		Year Ended
	June 30,	June 30,	June 30,	June 30,		June 30,
	2021	2020	2019	2018		2017
Net asset value, beginning of year	$6.99	$8.39	$11.60	$11.76		$10.95
Activity from investment operations:
Net investment income (1)	0.15	0.15	0.22	0.31		0.32
Net realized and unrealized gain (loss) on investments	2.34	(1.40)	(0.78)	(0.08)		0.79
Total from investment operations	2.49	(1.25)	(0.56)	0.23		1.11
Less distributions from:
Net investment income	(0.37)	(0.15)	(0.25)	(0.30)		(0.30)
Net realized gains	—	—	(2.40)	(0.09)		—
Total distributions	(0.37)	(0.15)	(2.65)	(0.39)		(0.30)
Paid-in-Capital From Redemption Fees (1)	—	—	0.00 (2)	0.00	(2)	0.00 (2)
Net asset value, end of year	$9.11	$6.99	$8.39	$11.60		$11.76
Total return (3)	36.60%	(15.19)%	(5.53)%	1.84	% (4)	10.19%
Net assets, at end of year (000s)	$24,408	$28,164	$205,128	$567,854		$434,322
Ratio of expenses to average net assets (5)	1.58%	1.41%	1.27%	1.18%		1.20%
Ratio of net investment income to average net assets (5,6)	1.89%	1.95%	2.20%	2.51%		2.71%
Portfolio Turnover Rate	309%	253%	319%	265%		56%

(1)	Per share amounts calculated using the average shares method, which appropriately presents the per share data for the period.

(2)	Amount is less than $0.01.

(3)	Total returns are historical in nature and assumes reinvestment of dividends and capital gain distributions.

(4)	Includes adjustments in accordance with accounting principles generally accepted in the United States and, consequently, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(5)	The ratios of expenses and net investment income to average net assets do not reflect the Fund’s proportionate share of income and expenses of underlying investment companies in which the

(6)	Recognition of net investment income by the Fund is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

See accompanying notes to financial statements.

Donoghue Forlines Risk Managed Income Fund
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout each Period/Year

	Class A

	Year Ended	Year Ended	Year Ended	Period Ended
	June 30,	June 30,	June 30,	June 30,
	2021	2020	2019	2018 (1)
Net asset value, beginning of period/year	$9.53	$9.93	$9.88	$10.00
Activity from investment operations:
Net investment income (2)	0.25	0.30	0.33	0.12
Net realized and unrealized gain (loss) on investments	0.63	(0.51)	0.02	(0.10)
Total from investment operations	0.88	(0.21)	0.35	0.02
Less distributions from:
Net investment income	(0.27)	(0.19)	(0.30)	(0.14)
Total distributions	(0.27)	(0.19)	(0.30)	(0.14)
Paid-in-Capital From Redemption Fees (2)	—	—	—	0.00	(3)
Net asset value, end of period/year	$10.14	$9.53	$9.93	$9.88
Total return (4)	9.25%	(2.14)%	3.61%	0.17	% (5)
Net assets, at end of period/year (000s)	$106	$97	$265	$46
Ratio of expenses to average net assets before fee waivers/recapture (8)	1.41%	1.40%	1.33%	2.38	% (6)
Ratio of net expenses to average net assets (8)	1.41%	1.40%	1.33%	2.25	% (6)
Ratio of net investment income to average net assets (7,8)	2.50%	3.00%	3.27%	2.31	% (6)
Portfolio Turnover Rate	148%	412%	209%	9	% (5)

(1)	The Fund commenced operations December 27, 2017.

(2)	Per share amounts calculated using the average shares method, which appropriately presents the per share data for the period.

(3)	Amount is less than $0.01.

(4)	Total returns are historical in nature and assumes reinvestment of dividends and capital gain distributions.

(5)	Not annualized.

(6)	Annualized.

(7)	Recognition of net investment income by the Fund is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

(8)	The ratios of expenses and net investment income to average net assets do not reflect the Fund’s proportionate share of income and expenses of underlying investment companies in which the Fund invests.

See accompanying notes to financial statements.

Donoghue Forlines Risk Managed Income Fund
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout each Period/Year

	Class C

	Year Ended		Year Ended	Year Ended	Period Ended
	June 30,		June 30,	June 30,	June 30,
	2021		2020	2019	2018 (1)
Net asset value, beginning of period/year	$9.42		$9.86	$9.79	$10.00
Activity from investment operations:
Net investment income (2)	0.18		0.15	0.25	0.07
Net realized and unrealized gain (loss) on investments	0.61		(0.44)	0.08	(0.08)
Total from investment operations	0.79		(0.29)	0.33	(0.01)
Less distributions from:
Net investment income	(0.17)		(0.15)	(0.26)	(0.20)
Total distributions	(0.17)		(0.15)	(0.26)	(0.20)
Net asset value, end of period/year	$10.04		$9.42	$9.86	$9.79
Total return (3)	8.58	% (9)	(2.94)%	3.36%	(0.11	)% (4)
Net assets, at end of period/year (000s)	$722		$531	$398	$100	(5)
Ratio of expenses to average net assets before fee waivers/recapture (8)	2.16%		2.15%	2.08%	3.13	% (6)
Ratio of net expenses to average net assets (8)	2.16%		2.15%	2.08%	3.00	% (6)
Ratio of net investment income to average net assets (7,8)	1.77%		1.57%	2.55%	1.33	% (6)
Portfolio Turnover Rate	148%		412%	209%	9	% (4)

(1)	The Fund commenced operations December 27, 2017.

(2)	Per share amounts calculated using the average shares method, which appropriately presents the per share data for the period.

(3)	Total returns are historical in nature and assumes reinvestment of dividends and capital gain distributions.

(4)	Not annualized.

(5)	Not in 000’s.

(6)	Annualized.

(7)	Recognition of net investment income by the Fund is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

(8)	The ratios of expenses and net investment income to average net assets do not reflect the Fund’s proportionate share of income and expenses of underlying investment companies in which the Fund invests.

(9)	Includes adjustments in accordance with accounting principles generally accepted in the United States and, consequently, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

See accompanying notes to financial statements.

Donoghue Forlines Risk Managed Income Fund
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout each Period/Year

	Class I

	Year Ended	Year Ended	Year Ended	Period Ended
	June 30,	June 30,	June 30,	June 30,
	2021	2020	2019	2018 (1)
Net asset value, beginning of period/year	$9.51	$9.97	$9.92	$10.00
Activity from investment operations:
Net investment income (2)	0.28	0.27	0.34	0.17
Net realized and unrealized gain (loss) on investments	0.63	(0.46)	0.05	(0.10)
Total from investment operations	0.91	(0.19)	0.39	0.07
Less distributions from:
Net investment income	(0.30)	(0.27)	(0.34)	(0.15)
Total distributions	(0.30)	(0.27)	(0.34)	(0.15)
Paid-in-Capital From Redemption Fees (2)	—	—	0.00 (3)	0.00	(3)
Net asset value, end of period/year	$10.12	$9.51	$9.97	$9.92
Total return (4)	9.61%	(1.93)%	3.93%	0.66	% (5)
Net assets, at end of period/year (000s)	$63,391	$56,331	$79,514	$72,373
Ratio of expenses to average net assets before fee waivers (8)	1.16%	1.15%	1.08%	1.15	% (6)
Ratio of net expenses to average net assets (8)	1.16%	1.15%	1.08%	1.13	% (6)
Ratio of net investment income to average net assets (7,8)	2.76%	2.79%	3.41%	3.40	% (6)
Portfolio Turnover Rate	148%	412%	209%	9	% (5)

(1)	The Fund commenced operations December 27, 2017.

(2)	Per share amounts calculated using the average shares method, which appropriately presents the per share data for the period.

(3)	Amount is less than $0.01.

(4)	Total returns are historical in nature and assumes reinvestment of dividends and capital gain distributions.

(5)	Not annualized.

(6)	Annualized.

(7)	Recognition of net investment income by the Fund is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

(8)	The ratios of expenses and net investment income to average net assets do not reflect the Fund’s proportionate share of income and expenses of underlying investment companies in which the Fund invests.

See accompanying notes to financial statements.

Donoghue Forlines Momentum Fund
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Period/Year

	Class A

	Year Ended	Year Ended		Year Ended	Year Ended		Period Ended
	June 30,	June 30,		June 30,	June 30,		June 30,
	2021	2020		2019	2018		2017 (1)
Net asset value, beginning of period/year	$7.76	$10.38		$10.63	$10.20		$10.00
Activity from investment operations:
Net investment income (loss) (2)	(0.10)	(0.06)		0.00 (3)	(0.01)		(0.04)
Net realized and unrealized gain (loss) on investments	4.66	(2.11)		0.33	0.94		0.25
Total from investment operations	4.56	(2.17)		0.33	0.93		0.21
Less distributions from:
Net investment income	—	—		(0.01)	—		(0.01)
Net realized gains	—	(0.45)		(0.57)	(0.50)		—
Return of capital	—	(0.00	) (3)	—	—		—
Total distributions	—	(0.45)		(0.58)	(0.50)		(0.01)
Paid-in-Capital From Redemption Fees (2)	—	—		0.00 (3)	0.00	(3)	0.00	(3)
Net asset value, end of period/year	$12.32	$7.76		$10.38	$10.63		$10.20
Total return (4)	58.76%	(21.99)%		3.36%	8.99	% (5)	2.14	% (6)
Net assets, at end of period/year (000s)	$1,555	$1,314		$5,610	$3,420		$185
Ratio of expenses to average net assets before fee waivers/recapture (10)	2.46%	1.97%		1.76%	1.86%		2.37	% (7)
Ratio of net expenses after waiver/recapture to average net assets (10)	2.25%	1.97%		1.76%	1.91	% (8)	2.25	% (7)
Ratio of net investment income (loss) to average net assets (9,10)	(0.98)%	(0.56)%		0.03%	(0.09)%		(0.68	)% (7)
Portfolio Turnover Rate	400%	428%		571%	484%		240	% (6)

(1)	The Fund commenced operations December 23, 2016.

(2)	Per share amounts calculated using the average shares method, which appropriately presents the per share data for the period.

(3)	Amount is less than $0.01.

(4)	Total returns are historical in nature and assumes reinvestment of dividends and capital gain distributions.

(5)	For the period ended June 30, 2018, 0.31% of the Fund’s total return consisted of a reimbursement by a related party. Excluding this item, total return would have been 8.68%.

(6)	Not annualized.

(7)	Annualized.

(8)	Represents the ratio of expenses to average net assets inclusive of the Advisor’s recapture of waived/reimbursed fees from prior periods.

(9)	Recognition of net investment income (loss) by the Fund is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

(10)	The ratios of expenses and net investment income to average net assets do not reflect the Fund’s proportionate share of income and expenses of underlying investment companies in which the Fund invests.

See accompanying notes to financial statements.

Donoghue Forlines Momentum Fund
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Period/Year

	Class C

	Year Ended	Year Ended		Year Ended	Year Ended		Period Ended
	June 30,	June 30,		June 30,	June 30,		June 30,
	2021	2020		2019	2018		2017 (1)
Net asset value, beginning of period/year	$7.55	$10.19		$10.51	$10.17		$10.00
Activity from investment operations:
Net investment loss (2)	(0.17)	(0.13)		(0.07)	(0.09)		(0.06)
Net realized and unrealized gain (loss) on investments	4.52	(2.06)		0.32	0.93		0.24
Total from investment operations	4.35	(2.19)		0.25	0.84		0.18
Less distributions from:
Net investment income	—	—		—	—		(0.01)
Net realized gains	—	(0.45)		(0.57)	(0.50)		—
Return of capital	—	(0.00	) (3)	—	—		—
Total distributions	—	(0.45)		(0.57)	(0.50)		(0.01)
Paid-in-Capital From Redemption Fees (2)	—	—		—	0.00	(3)	0.00	(3)
Net asset value, end of period/year	$11.90	$7.55		$10.19	$10.51		$10.17
Total return (4)	57.62%	(22.61)%		2.64%	8.11	% (5,6)	1.84	% (7)
Net assets, at end of period/year (000s)	$1,205	$2,223		$3,828	$1,845		$532
Ratio of expenses to average net assets before fee waivers (10)	3.21%	2.72%		2.51%	2.66%		3.00	% (8)
Ratio of net expenses after waiver to average net assets (10)	3.00%	2.72%		2.51%	2.66%		3.00	% (8)
Ratio of net investment loss to average net assets (9,10)	(1.76)%	(1.35)%		(0.71)%	(0.89)%		(1.25	)% (8)
Portfolio Turnover Rate	400%	428%		571%	484%		240	% (7)

(1)	The Fund commenced operations December 23, 2016.

(2)	Per share amounts calculated using the average shares method, which appropriately presents the per share data for the period.

(3)	Amount is less than $0.01.

(4)	Total returns are historical in nature and assumes reinvestment of dividends and capital gain distributions.

(5)	For the period ended June 30, 2018, 0.31% of the Fund’s total return consisted of a reimbursement by a related party. Excluding this item, total return would have been 7.80%.

(6)	Includes adjustments in accordance with accounting principles generally accepted in the United States and, consequently, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(7)	Not annualized.

(8)	Annualized.

(9)	Recognition of net investment loss by the Fund is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

(10)	The ratios of expenses and net investment income to average net assets do not reflect the Fund’s proportionate share of income and expenses of underlying investment companies in which the Fund invests.

See accompanying notes to financial statements.

Donoghue Forlines Momentum Fund
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Period/Year

	Class I

	Year Ended	Year Ended		Year Ended	Year Ended		Period Ended
	June 30,	June 30,		June 30,	June 30,		June 30,
	2021	2020		2019	2018		2017 (1)
Net asset value, beginning of period/year	$7.82	$10.42		$10.67	$10.21		$10.00
Activity from investment operations:
Net investment income (loss) (2)	(0.07)	(0.03)		0.03	0.00	(3)	0.02
Net realized and unrealized gain (loss) on investments	4.69	(2.12)		0.32	0.96		0.21
Total from investment operations	4.62	(2.15)		0.35	0.96		0.23
Less distributions from:
Net investment income	—	—		(0.03)	(0.00	) (3)	(0.02)
Net realized gains	—	(0.45)		(0.57)	(0.50)		—
Return of capital	—	(0.00	) (3)	—	—		—
Total distributions	—	(0.45)		(0.60)	(0.50)		(0.02)
Paid-in-Capital From Redemption Fees (2)	—	—		—	0.00	(3)	0.00	(3)
Net asset value, end of period/year	$12.44	$7.82		$10.42	$10.67		$10.21
Total return (4)	59.08%	(21.70)%		3.53%	9.30	% (5)	2.28	% (6)
Net assets, at end of period/year (000s)	$13,344	$14,110		$42,194	$32,927		$32,497
Ratio of expenses to average net assets before fee waivers/recapture (10)	2.21%	1.72%		1.51%	1.62%		2.12	% (7)
Ratio of net expenses after waiver/recapture to average net assets (10)	2.00%	1.72%		1.51%	1.66	% (8)	2.00	% (7)
Ratio of net investment income (loss)to average net assets (9,10)	(0.74)%	(0.31)%		0.28%	0.04%		0.29	% (7)
Portfolio Turnover Rate	400%	428%		571%	484%		240	% (6)

(1)	The Fund commenced operations December 23, 2016.

(2)	Per share amounts calculated using the average shares method, which appropriately presents the per share data for the period.

(3)	Amount is less than $0.01.

(4)	Total returns are historical in nature and assumes reinvestment of dividends and capital gain distributions.

(5)	For the period ended June 30, 2018, 0.30% of the Fund’s total return consisted of a reimbursement by a related party. Excluding this item, total return would have been 9.00%.

(6)	Not annualized.

(7)	Annualized.

(8)	Represents the ratio of expenses to average net assets inclusive of the Advisor’s recapture of waived/reimbursed fees from prior periods.

(9)	Recognition of net investment income (loss) by the Fund is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

(10)	The ratios of expenses and net investment income/(loss) to average net assets do not reflect the Fund’s proportionate share of income and expenses of underlying investment companies in which the Fund invests.

See accompanying notes to financial statements.

Donoghue Forlines Tactical Allocation Fund
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout each Period/Year

	Class A

	Year Ended	Year Ended	Year Ended	Period Ended
	June 30,	June 30,	June 30,	June 30,
	2021	2020	2019	2018 (1)
Net asset value, beginning of period/year	$9.06	$9.80	$9.88	$10.00
Activity from investment operations:
Net investment income (2)	0.07	0.11	0.19	0.01
Net realized and unrealized gain (loss) on investments	1.86	(0.76)	(0.10)	(0.10)
Total from investment operations	1.93	(0.65)	0.09	(0.09)
Less distributions from:
Net investment income	(0.07)	(0.09)	(0.17)	(0.03)
Total distributions	(0.07)	(0.09)	(0.17)	(0.03)
Paid-in-Capital From Redemption Fees (2)	—	—	—	0.00	(3)
Net asset value, end of period/year	$10.92	$9.06	$9.80	$9.88
Total return (4)	21.34%	(6.73)%	0.95%	(0.85	)% (5)
Net assets, at end of period/year (000s)	$15,277	$15,318	$16,944	$12,060
Ratio of expenses to average net assets before Advisory fee waiver/recapture (6)	1.46%	1.32%	1.32%	1.71	% (7)
Ratio of net expenses to average net assets (6)	1.45%	1.32%	1.34%	1.45	% (7)
Ratio of net investment income to average net assets (6,8)	0.64%	1.10%	1.95%	3.56	% (7)
Portfolio Turnover Rate	150%	294%	210%	11	% (5)

(1)	The Fund commenced operations April 6, 2018.

(2)	Per share amounts calculated using the average shares method, which appropriately presents the per share data for the period.

(3)	Amount is less than $0.01.

(4)	Total returns are historical in nature and assumes reinvestment of dividends and capital gain distributions.

(5)	Not annualized.

(6)	The ratios of expenses and net investment income to average net assets do not reflect the Fund’s proportionate share of income and expenses of underlying investment companies in which the Fund invests.

(7)	Annualized.

(8)	Recognition of net investment income by the Fund is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

See accompanying notes to financial statements.

Donoghue Forlines Tactical Allocation Fund
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout each Period/Year

	Class C

	Year Ended	Year Ended	Year Ended	Period Ended
	June 30,	June 30,	June 30,	June 30,
	2021	2020	2019	2018 (1)
Net asset value, beginning of period/year	$9.02	$9.79	$9.86	$10.00
Activity from investment operations:
Net investment income (loss) (2)	(0.01)	0.03	0.11	0.06
Net realized and unrealized gain (loss) on investments	1.86	(0.75)	(0.09)	(0.17)
Total from investment operations	1.85	(0.72)	0.02	(0.11)
Less distributions from:
Net investment income	(0.02)	(0.05)	(0.09)	(0.03)
Total distributions	(0.02)	(0.05)	(0.09)	(0.03)
Paid-in-Capital From Redemption Fees (2)	—	—	—	0.00	(3)
Net asset value, end of period/year	$10.85	$9.02	$9.79	$9.86
Total return (4)	20.54%	(7.46)%	0.26%	(1.14	)% (5)
Net assets, at end of period/year (000s)	$886	$647	$915	$600
Ratio of expenses to average net assets before Advisory fee waiver/recapture (6)	2.21%	2.07%	2.07%	2.46	% (7)
Ratio of net expenses to average net assets (6)	2.20%	2.07%	2.09%	2.20	% (7)
Ratio of net investment income (loss)to average net assets (6,8)	(0.05)%	0.26%	1.18%	2.53	% (7)
Portfolio Turnover Rate	150%	294%	210%	11	% (5)

(1)	The Fund commenced operations April 6, 2018.

(2)	Per share amounts calculated using the average shares method, which appropriately presents the per share data for the period.

(3)	Amount is less than $0.01.

(4)	Total returns are historical in nature and assumes reinvestment of dividends and capital gain distributions.

(5)	Not annualized.

(6)	The ratios of expenses and net investment income to average net assets do not reflect the Fund’s proportionate share of income and expenses of underlying investment companies in which the Fund invests.

(7)	Annualized.

(8)	Recognition of net investment income by the Fund is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

See accompanying notes to financial statements.

Donoghue Forlines Tactical Allocation Fund
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout each Period/Year

	Class I

	Year Ended	Year Ended	Year Ended	Period Ended
	June 30,	June 30,	June 30,	June 30,
	2021	2020	2019	2018 (1)
Net asset value, beginning of period/year	$9.02	$9.78	$9.88	$10.00
Activity from investment operations:
Net investment income (2)	0.08	0.13	0.21	0.11
Net realized and unrealized gain (loss) on investments	1.87	(0.76)	(0.09)	(0.19)
Total from investment operations	1.95	(0.63)	0.12	(0.08)
Less distributions from:
Net investment income	(0.10)	(0.13)	(0.22)	(0.04)
Total distributions	(0.10)	(0.13)	(0.22)	(0.04)
Paid-in-Capital From Redemption Fees (2)	—	—	—	0.00	(3)
Net asset value, end of period/year	$10.87	$9.02	$9.78	$9.88
Total return (4)	21.63%	(6.52)%	1.27%	(0.83	)% (5)
Net assets, at end of period/year (000s)	$42,736	$68,640	$99,627	$93,740
Ratio of expenses to average net assets before Advisory fee waiver/recapture (6)	1.21%	1.07%	1.07%	1.46	% (7)
Ratio of net expenses to average net assets (6)	1.20%	1.07%	1.09%	1.20	% (7)
Ratio of net investment income to average net assets (6,8)	0.83%	1.35%	2.20%	4.36	% (7)
Portfolio Turnover Rate	150%	294%	210%	11	% (5)

(1)	The Fund commenced operations April 6, 2018.

(2)	Per share amounts calculated using the average shares method, which appropriately presents the per share data for the period.

(3)	Amount is less than $0.01.

(4)	Total returns are historical in nature and assumes reinvestment of dividends and capital gain distributions.

(5)	Not annualized.

(6)	The ratios of expenses and net investment income to average net assets do not reflect the Fund’s proportionate share of income and expenses of underlying investment companies in which the Fund invests.

(7)	Annualized.

(8)	Recognition of net investment income by the Fund is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

See accompanying notes to financial statements.

Donoghue Forlines Funds
NOTES TO FINANCIAL STATEMENTS
June 30, 2021

1.	ORGANIZATION

The Donoghue Forlines Tactical Income Fund, Donoghue Forlines Dividend Fund, Donoghue Forlines Risk Managed Income Fund, Donoghue Forlines Momentum Fund and Donoghue Forlines Tactical Allocation Fund (each a “Fund” and collectively the “Funds”) each are a diversified series of shares of beneficial interest of Northern Lights Fund Trust (the “Trust”), a trust organized under the laws of the State of Delaware on January 19, 2005. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Donoghue Forlines Tactical Income Fund Class A and Class I shares commenced operations on September 14, 2010. The Donoghue Forlines Dividend Fund Class A and Class I shares commenced operations on November 7, 2013. Class C shares of both the Donoghue Forlines Tactical Income Fund and Donoghue Forlines Dividend Fund commenced operations on November 25, 2014. Class A, Class C and Class I shares of the Donoghue Forlines Risk Managed Income Fund commenced operations on December 27, 2017. Class A, Class C and Class I shares of the Donoghue Forlines Momentum Fund commenced operations on December 23, 2016. The Donoghue Forlines Tactical Allocation Fund Class A, Class C and Class I shares commenced operations on April 6, 2018.

The Funds’ investment objectives are as follows:

Donoghue Forlines Tactical Income Fund – total return from income and capital appreciation with capital preservation as a secondary objective.

Donoghue Forlines Dividend Fund – total return from dividend income and capital appreciation. Capital preservation is a secondary objective of the Fund.

Donoghue Forlines Risk Managed Income Fund – total return from income and capital appreciation with capital preservation as a secondary objective.

Donoghue Forlines Momentum Fund – capital growth with a secondary objective of generating income.

Donoghue Forlines Tactical Allocation Fund – long-term capital appreciation.

Each Fund currently offers three classes of shares: Class A shares, Class C shares and Class I shares. Class A shares are offered at net asset value plus a maximum sales charge of 5.00%. Class C shares and Class I shares are offered at net asset value. Each class of shares of the Funds have identical rights and privileges except with respect to arrangements pertaining to shareholder servicing or distribution, class-related expenses, voting rights on matters affecting a single class of shares, and the exchange privilege of each class of shares. The Funds’ share classes differ in the fees and expenses charged to shareholders and minimum investment amounts. The Funds’ income, expenses (other than class specific distribution fees) and realized and unrealized gains and losses are allocated proportionately each day based upon the relative net assets of each class. Class specific expenses are allocated to that share class.

2.	SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Funds in preparation of their financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 “Financial Services – Investment Companies” including Accounting Standards Update 2013-08.

Securities Valuation – Securities listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the primary exchange on the business day the value is being determined, or in the case of securities listed on NASDAQ at the NASDAQ Official Closing Price. In the absence of a sale, such securities shall be valued at the mean between the current bid and ask prices on the day of valuation. Futures and future options are valued at the final settled price or, in the absence of a settled price, at the last sale price on the day of valuation. Debt securities (other than short-term obligations) are valued each day by an independent pricing service approved by the Trust’s Board of Trustees (the “Board”)

Donoghue Forlines Funds
NOTES TO FINANCIAL STATEMENTS (Continued)
June 30, 2021

based on methods which include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type, indications as to values from dealers, and general market conditions or market quotations from a major market maker in the securities. Investments valued in currencies other than the U.S. dollar are converted to U.S. dollars using exchange rates obtained from pricing services. The independent pricing service does not distinguish between smaller-sized bond positions known as “odd lots” and larger institutional-sized bond positions known as “round lots”. The Fund may fair value a particular bond if the advisor does not believe that the round lot value provided by the independent pricing service reflects fair value of the Fund’s holding. Short-term debt obligations having 60 days or less remaining until maturity, at time of purchase, may be valued at amortized cost.

Valuation of Underlying Funds - The Funds may invest in portfolios of open-end or closed- end investment companies (the “Underlying Funds”). The Underlying Funds value securities in their portfolios for which market quotations are readily available at their market values (generally the last reported sale price) and all other securities and assets at their fair value to the methods established by the board of directors of the Underlying Funds.

Open-end investment companies are valued at their respective net asset values as reported by such investment companies. The shares of many closed -end investment companies, after their initial public offering, frequently trade at a price per share, which is different than the net asset value per share. The difference represents a market premium or market discount of such shares. There can be no assurances that the market discount or market premium on shares of any closed-end investment company purchased by the Funds will not change.

The Funds may hold securities, such as private investments, interests in commodity pools, other non-traded securities or temporarily illiquid securities, for which market quotations are not readily available or are determined to be unreliable. These securities will be valued using the “fair value” procedures approved by the Board. The Board has delegated execution of these procedures to a fair value committee composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) advisor. The committee may also enlist third party consultants such as a valuation specialist at a public accounting firm, valuation consultant or financial officer of a security issuer on an as- needed basis to assist in determining a security-specific fair value. The Board has also engaged a third party valuation firm to attend valuation meetings held by the Trust, review minutes of such meetings and report to the Board on a quarterly basis. The Board reviews and ratifies the execution of this process and the resultant fair value prices at least quarterly to assure the process produces reliable results.

Fair Valuation Process – As noted above, the fair value committee is composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) advisor. The applicable investments are valued collectively via inputs from each of these groups. For example, fair value determinations are required for the following securities: (i) securities for which market quotations are insufficient or not readily available on a particular business day (including securities for which there is a short and temporary lapse in the provision of a price by the regular pricing source), (ii) securities for which, in the judgment of the advisor, the prices or values available do not represent the fair value of the instrument. Factors which may cause the advisor to make such a judgment include, but are not limited to, the following: only a bid price or an ask price is available; the spread between bid and ask prices is substantial; the frequency of sales; the thinness of the market; the size of reported trades; and actions of the securities markets, such as the suspension or limitation of trading; (iii) securities determined to be illiquid; (iv) securities with respect to which an event that will affect the value thereof has occurred (a “significant event”) since the closing prices were established on the principal exchange on which they are traded, but prior to the Funds’ calculation of their net asset value. Specifically, interests in commodity pools or managed futures pools are valued on a daily basis by reference to the closing market prices of each futures contract or other asset held by a pool, as adjusted for pool expenses. Restricted or illiquid securities, such as private investments or non-traded securities are valued via inputs from the advisor based upon the current bid for the security from two or more independent dealers or other parties reasonably familiar with the facts and circumstances of the security (who should take into consideration all relevant factors as may be appropriate under the circumstances). If the advisor is unable to obtain a current bid from such independent dealers or other independent parties, the fair value committee shall determine the fair value of such security using the following factors: (i) the type of security; (ii) the cost at date of purchase; (iii) the size and nature of the Funds’ holdings; (iv) the discount from market value of unrestricted securities of the same class at the time of purchase and subsequent thereto; (v) information as to any transactions or offers with respect to the security; (vi) the nature and duration of restrictions on disposition of the security and the existence of any registration rights; (vii) how the yield of the security compares to similar securities of companies of similar or equal creditworthiness; (viii) the level of recent trades of similar or comparable securities; (ix) the liquidity characteristics of the security; (x) current market conditions; and (xi) the market value of any securities into which the security is convertible or exchangeable.

Donoghue Forlines Funds
NOTES TO FINANCIAL STATEMENTS (Continued)
June 30, 2021

Each Fund utilizes various methods to measure the fair value of all of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Funds have the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Funds’ own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following tables summarize the inputs used as of June 30, 2021 for the Funds’ investments measured at fair value:

Donoghue Forlines Tactical Income Fund

Assets *	Level 1	Level 2	Level 3	Total
Exchange Traded Funds	$60,796,524	$—	$—	$60,796,524
Short-Term Investments	724,331	—	—	724,331
Collateral For Securities Loaned	198,500	—	—	198,500
Total	$61,719,355	$—	$—	$61,719,355

Donoghue Forlines Dividend Fund

Assets *	Level 1	Level 2	Level 3	Total
Common Stock	$47,372,957	$—	$—	$47,372,957
Short-Term Investments	742,138	—	—	742,138
Total	$48,115,095	$—	$—	$48,115,095

Donoghue Forlines Risk Managed Income Fund

Assets *	Level 1	Level 2	Level 3	Total
Exchange Traded Funds	$41,402,018	$—	$—	$41,402,018
Open End Funds	22,071,276	—	—	22,071,276
Short-Term Investment	802,748	—	—	802,748
Collateral For Securities Loaned	15,560,250	—	—	15,560,250
Total	$79,836,292	$—	$—	$79,836,292

Donoghue Forlines Momentum Fund

Assets *	Level 1	Level 2	Level 3	Total
Common Stock	$15,810,665	$—	$—	$15,810,665
Short-Term Investment	284,021	—	—	284,021
Total	$16,094,686	$—	$—	$16,094,686

Donoghue Forlines Funds
NOTES TO FINANCIAL STATEMENTS (Continued)
June 30, 2021

Donoghue Forlines Tactical Allocation Fund

Assets *	Level 1	Level 2	Level 3	Total
Exchange Traded Funds	$58,482,740	$—	$—	$58,482,740
Short-Term Investment	485,288	—	—	485,288
Total	$58,968,028	$—	$—	$58,968,028

The Funds did not hold any Level 3 securities during the period.

*	Refer to the Portfolios of Investments for security or industry classifications.

Security Transactions and Related Income – Security transactions are accounted for on trade date. Interest income is recognized on an accrual basis. Discounts are accreted and premiums are amortized on securities purchased over the lives of the respective securities. Dividend income is recorded on the ex-dividend date. Realized gains or losses from sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds. The accounting records are maintained in U.S. dollars.

Exchange Traded Funds – The Funds may invest in exchange traded funds (“ETFs”). ETFs are a type of fund bought and sold on a securities exchange. ETFs trade like common stock and represent a fixed portfolio of securities. The Funds may purchase ETFs to gain exposure to a portion of the U.S. or a foreign market. The risks of owning ETFs generally reflect the risks of owning the underlying securities they are designed to track, although a potential lack of liquidity on an ETF could result in it being more volatile. Additionally, ETFs have fees and expenses that reduce their value.

Exchange Traded Notes – The Funds may invest in exchange traded notes (“ETNs”). ETNs are a type of debt security that is linked to the performance of underlying securities. The risks of owning an ETN generally reflect the risks of owning the underlying securities they are designed to track, although the lack of liquidity on an ETN could result in it being more volatile. Additionally, ETNs have fees and expenses that reduce their value.

Dividends and Distributions to Shareholders – Dividends from net investment income, if any, are declared and paid quarterly. Distributable net realized capital gains, if any, are declared and distributed annually. Dividends from net investment income and distributions from net realized gains are recorded on the ex -dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either temporary (i.e., deferred losses, capital loss carry forwards) or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment. Temporary differences do not require reclassification. These reclassifications have no effect on net assets, results from operations or net asset value per share of the Funds.

Federal Income Tax – The Funds intend to comply with the provisions of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of their taxable income and net realized gains to shareholders. Therefore, no federal income tax provisions are required. The Funds recognize the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities.

Management has analyzed the Funds’ tax positions and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years ended June 30, 2018 - 2020, or expected to be taken in the Funds’ June 30, 2021 tax returns. The Funds identify their major tax jurisdictions as U.S. federal and Ohio, and foreign jurisdictions where the Funds make significant investments. The Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Expenses – Expenses of the Trust that are directly identifiable to a specific fund are charged to that fund. Expenses which are not readily identifiable to a specific fund are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative sizes of the funds in the Trust.

Indemnification – The Trust indemnifies its Officers and Trustees for certain liabilities that may arise from the performance of their duties to the Trust. Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties and which provide general indemnities. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet

Donoghue Forlines Funds
NOTES TO FINANCIAL STATEMENTS (Continued)
June 30, 2021

occurred. However, based on experience, the risk of loss due to these warranties and indemnities appears to be remote.

3.	INVESTMENT TRANSACTIONS

For the year ended June 30, 2021, cost of purchases and proceeds from sales of portfolio securities, other than short-term investments were as follows:

	Purchases	Sales
Donoghue Forlines Tactical Income Fund	$145,887,780	$172,942,364
Donoghue Forlines Dividend Fund	151,619,818	175,982,448
Donoghue Forlines Risk Managed Income Fund	93,235,592	89,758,956
Donoghue Forlines Momentum Fund	65,330,912	74,627,932
Donoghue Forlines Tactical Allocation Fund	99,357,635	132,356,497

4.	INVESTMENT ADVISORY AGREEMENT AND TRANSACTIONS WITH RELATED PARTIES

Donoghue Forlines LLC serves as the Funds’ investment advisor (the “Advisor”).

Pursuant to investment advisory agreements with the Trust on behalf of the Funds, the Advisor, under the oversight of the Board, directs the daily operations of the Funds and supervises the performance of administrative and professional services provided by others. As compensation for its services and the related expenses borne by the Advisor, the Donoghue Tactical Income Fund, Donoghue Forlines Dividend Fund and Donoghue Forlines Momentum Fund pay the Advisor an investment advisory fee, computed and accrued daily and paid monthly, at an annual rate of 1.00% of the respective Fund’s average daily net assets. As compensation for its services and the related expenses borne by the Advisor, the Donoghue Forlines Risk Managed Income Fund pays the Advisor an investment advisory fee, computed and accrued daily and paid monthly, at an annual rate of 0.65% of the Fund’s average daily net assets. As compensation for its services and the related expenses borne by the Advisor, Donoghue Forlines Tactical Allocation Fund pays the Advisor an investment advisory fee, computed and accrued daily and paid monthly, at an annual rate of 0.75% of the Fund’s average daily net assets. For the year ended June 30, 2021, the Advisor earned fees as follows:

Management Fee
Donoghue Forlines Tactical Income Fund	$729,311
Donoghue Forlines Dividend Fund	501,273
Donoghue Forlines Risk Managed Income Fund	401,932
Donoghue Forlines Momentum Fund	167,592
Donoghue Forlines Tactical Allocation Fund	509,569

The Advisor has contractually agreed to waive all or part of its management fees and/or make payments to limit the expenses of the Donoghue Forlines Tactical Income Fund, Donoghue Forlines Dividend Fund, Donoghue Forlines Risk Managed Income Fund and Donoghue Forlines Momentum Fund (exclusive of any front-end or contingent deferred loads; brokerage fees and commissions; acquired fund fees and expenses; fees and expenses associated with investments in other collective investment vehicles or derivative instruments (including, for example, option and swap fees and expenses); borrowing costs (such as interest and dividend expense on securities sold short); taxes; and extraordinary expenses, such as litigation expenses (which may include indemnification of Fund officers and Trustees, contractual indemnification of Fund service providers (other than the Advisor))) at least until October 31, 2022, so that the total annual operating expenses do not exceed 2.25%, 3.00% and 2.00% of the average daily net assets of Class A, Class C and Class I shares, respectively, of each of the Donoghue Forlines Tactical Income Fund, Donoghue Forlines Dividend Fund, Donoghue Forlines Donoghue Forlines Risk Managed Income Fund, and the Donoghue Forlines Momentum Fund. The total operating expenses do not exceed 1.45%, 2.20% and 1.20% of the average daily net assets of Class A, Class C and Class I shares, respectively, of the Donoghue Forlines Tactical Allocation Fund. Contractual waivers and expense payments may be recouped by the Advisor from the Funds, to the extent that overall expenses fall below the expense limitation, within three years of the reimbursement.

Donoghue Forlines Funds
NOTES TO FINANCIAL STATEMENTS (Continued)
June 30, 2021

For the year ended June 30, 2021 Donoghue Forlines Momentum Fund, and the Donoghue Forlines Tactical Allocation Fund waived $35,648, and $6,690 respectively. The fees are subject to recapture. No other funds waived any fees.

During the year ended June 30, 2021 there were no advisory fees recaptured.

As of June 30, 2021, $35,648 and 6,690 are subject to recapture for the Donoghue Forlines Momentum Fund, and the Donoghue Forlines Tactical Allocation Fund respectively by June 30, 2024.

Distributor – The distributor of the Funds is Northern Lights Distributors, LLC (the “Distributor” or “NLD”). The Board has adopted, on behalf of the Funds, the Trust’s Master Distribution and Shareholder Servicing Plan (the “Plan”), as amended, pursuant to Rule 12b-1 under the Investment Company Act of 1940, to pay for certain distribution activities and shareholder services. Under the Plan, each Fund may pay 0.25% per year of the average daily net assets of Class A shares and 1.00% per year of the average daily net assets of Class C shares for such distribution and shareholder service activities. For the year ended June 30, 2021 the Funds incurred distribution fees as follows:

	Class A	Class C
Donoghue Forlines Tactical Income Fund	$15,526	$28,789
Donoghue Forlines Dividend Fund	37,298	109,170
Donoghue Forlines Risk Managed Income Fund	257	7,593
Donoghue Forlines Momentum Fund	3,595	20,647
Donoghue Forlines Tactical Allocation Fund	36,475	8,296

The Distributor acts as the Funds’ principal underwriter in a continuous public offering of the Funds’ Class A, Class C and Class I shares. During the year ended June 30, 2021 the Distributor received underwriter commissions as follows:

		Amount
	Underwriter	Retained By
	Commissions	Principal Underwriter
Donoghue Forlines Tactical Income Fund	$756	$112
Donoghue Forlines Dividend Fund	9,657	1,527
Donoghue Forlines Risk Managed Income Fund	—	—
Donoghue Forlines Momentum Fund	350	52
Donoghue Forlines Tactical Allocation Fund	1,139	170

In addition, certain affiliates of the Distributor provide services to the Funds as follows:

Gemini Fund Services, LLC (“GFS”), an affiliate of the Distributor, provides administration, fund accounting, and transfer agent services to the Trust. Pursuant to separate servicing agreements with GFS, the Funds pay GFS customary fees for providing administration, fund accounting and transfer agency services to the Funds. Certain officers of the Trust are also officers of GFS, and are not paid any fees directly by the Funds for serving in such capacities.

Northern Lights Compliance Services, LLC (“NLCS”), an affiliate of GFS and the Distributor, provides a Chief Compliance Officer to the Trust, as well as related compliance services, pursuant to a consulting agreement between NLCS and the Trust. Under the terms of such agreement, NLCS receives customary fees from the Funds.

Blu Giant, LLC (“Blu Giant”), an affiliate of GFS and the Distributor, provides EDGAR conversion and filing services as well as print management services for the Funds on an ad-hoc basis. For the provision of these services, Blu Giant receives customary fees from the Funds.

Donoghue Forlines Funds
NOTES TO FINANCIAL STATEMENTS (Continued)
June 30, 2021

5.	SECURITIES LENDING

Under an agreement (the “Securities Lending Agreement”) with the Securities Finance Trust Company (“SFTC”), the Funds can lend their portfolio securities to brokers, dealers and other financial institutions approved by the Board to earn additional income. For each securities loan, the borrower shall transfer collateral in an amount determined by applying the margin to the market value of the loaned available securities (102% for same currency and 105% for cross currency). Collateral is invested in highly liquid, short-term instruments such as money market funds in accordance with the Funds’ security lending procedures. The Funds continue to receive interest or dividends on the securities loaned. The Funds manage credit exposure arising from these lending transactions by, in appropriate circumstances, entering into master netting agreements and collateral agreements with third party borrowers that provide in the event of default (such as bankruptcy or a borrower’s failure to pay or perform), the right to net a third- party borrower’s rights and obligations under such agreement and liquidate and set off collateral against the net amount owed by the counterparty.

The following table is a summary of the Portfolios’ securities loaned and related collateral which are subject to a netting agreement as of June 30, 2021:

				Gross Amounts Not Offset in the Statement of Assets & Liabilities *
			Net Amounts of
		Gross Amounts	Assets
		Offset in the	Presented in the
	Gross Amounts	Statements of	Statements of	Financial	Pledged
	of Recognized	Assets &	Assets &	Instruments	Collateral	Net Amount of
Assets:	Assets	Liabilities	Liabilities	Pledged	Received	Assets
Donoghue Forlines Tactical Income Fund
Description:
Securities Loaned	$198,500	$—	$198,500	$198,500	$(198,500)	$—
Total	$198,500	$—	$198,500	$198,500	$(198,500)	$—

Donoghue Forlines Risk Managed Income Fund
Description:
Securities Loaned	$15,560,250	$—	$15,560,250	$15,560,250	$(15,560,250)	$—
Total	$15,560,250	$—	$15,560,250	$15,560,250	$(15,560,250)	$—

*	The amount is limited to the derivative asset balance and accordingly, does not include excess collateral pledged.

The following table breaks out the holdings received as collateral as of June 30, 2021:

Securities Lending Transactions
Overnight and Continuous
Donoghue Forlines Tactical Income Fund
Fidelity Government Portfolio, Institutional Class	$194,450

Donoghue Forlines Risk Managed Income Fund
Fidelity Government Portfolio, Institutional Class	$15,211,850

Donoghue Forlines Funds
NOTES TO FINANCIAL STATEMENTS (Continued)
June 30, 2021

The fair value of the securities loaned for Donoghue Forlines Tactical Income Fund and Donoghue Forlines Risk Managed Income Fund totaled $198,500 and $15,560,250 at June 30, 2021, respectively. The securities loaned are noted in the Portfolios of Investments. The fair value of the “Investments purchased for securities lending collateral” on the Portfolio of Investments includes only cash collateral received and reinvested that totaled $194,450, and $15,211,850 for the Donoghue Forlines Tactical Income Fund and Donoghue Forlines Risk Managed Income Fund at June 30, 2021, respectively. This amount is offset by a liability recorded as “Collateral on securities loaned.” At June 30, 2021, the Donoghue Forlines Tactical Income Fund and Donoghue Forlines Risk Managed Income Fund received non-cash collateral of $198,500, and $36,814,697, respectively. The non-cash collateral consists of short-term investments and long- term bonds and is held for benefit of a Portfolio at the Portfolio’s custodian. A Portfolio cannot pledge or resell the collateral.

6.	DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

The tax character of distributions paid during the fiscal years ended June 30, 2021 and June 30, 2020 was as follows:

	For the period ended June 30, 2021
	Ordinary	Long-Term	Return of
Fund	Income	Capital Gains	Capital	Total
Donoghue Forlines Tactical Income Fund	$943,678	$—	$—	$943,678
Donoghue Forlines Dividend Fund	2,009,933	—	—	2,009,933
Donoghue Forlines Risk Managed Income Fund	1,798,951	—	—	1,798,951
Donoghue Forlines Momentum Fund	—	—	—	—
Donoghue Forlines Tactical Allocation Fund	548,958	—	—	548,958

	For the period ended June 30, 2020
	Ordinary	Long-Term	Return of
Fund	Income	Capital Gains	Capital	Total
Donoghue Forlines Tactical Income Fund	$2,348,348	$—	$—	$2,348,348
Donoghue Forlines Dividend Fund	2,529,643	—	—	2,529,643
Donoghue Forlines Risk Managed Income Fund	1,811,915	—	—	1,811,915
Donoghue Forlines Momentum Fund	1,585,818	—	103,327	1,689,145
Donoghue Forlines Tactical Allocation Fund	1,399,178	—	—	1,399,178

As of June 30, 2021, the components of accumulated earnings/(deficit) on a tax basis were as follows:

	Undistributed	Undistributed		Capital Loss	Other	Post October Loss	Unrealized	Total
	Ordinary	Long-Term		Carry	Book/Tax	and	Appreciation/	Accumulated
Fund	Income	Capital Gains		Forwards	Differences	Late Year Loss	(Depreciation)	Earnings/(Deficits)
Donoghue Forlines Tactical Income Fund	$201,689	$—		$(18,360,343)	$—	$—	$2,034,582	$(16,124,072)
Donoghue Forlines Dividend Fund	310,590	—	#	(121,240,202)	—	—	2,916,972	(118,012,640)
Donoghue Forlines Risk Managed Income Fund	—	—	#	(842,043)	—	—	1,086,530	244,487
Donoghue Forlines Momentum Fund	—	—		(289,899)	—	(79,143)	745,886	376,844
Donoghue Forlines Tactical Allocation Fund	—	—		(5,527,613)	—	—	5,766,405	238,792

The difference between book basis and tax basis undistributed net investment income, accumulated net realized gain/(loss), and unrealized appreciation from investments is primarily attributable to the tax deferral of losses on wash sales.

Late year losses incurred after December 31 within the fiscal year are deemed to arise on the first business day of the following fiscal year for tax purposes. The Donoghue Forlines Momentum Fund incurred and elected to defer such late year losses of $79,143.

Donoghue Forlines Funds
NOTES TO FINANCIAL STATEMENTS (Continued)
June 30, 2021

At June 30, 2021, the Funds had capital loss carry forwards for federal income tax purposes available to offset future capital gains and capital losses utilized as follows:

Fund	Short-Term	Long-Term	Total	CLCF Utilized
Donoghue Forlines Tactical Income Fund	$18,360,343	$—	$18,360,343	$—
Donoghue Forlines Dividend Fund	88,063,056	33,177,146	121,240,202	—
Donoghue Forlines Risk Managed Income Fund	26,091	815,952	842,043	547,273
Donoghue Forlines Momentum Fund	289,899	—	289,899	—
Donoghue Forlines Tactical Allocation Fund	5,527,613	—	5,527,613	1,335,540

Permanent book and tax differences, primarily attributable to the reclassification of Fund distributions, tax treatment of net operating losses and the tax adjustments for prior year tax returns resulted in reclassifications for the Funds for the fiscal year ended June 30, 2021 as follows:

	Paid In	Accumulated
Fund	Capital	Earnings (Losses)
Donoghue Forlines Tactical Income Fund	$—	$—
Donoghue Forlines Dividend Fund	—	—
Donoghue Forlines Risk Managed Income Fund	(56,732)	56,732
Donoghue Forlines Momentum Fund	(154,412)	154,412
Donoghue Forlines Tactical Allocation Fund	(78,396)	78,396

7.	AGGREGATE UNREALIZED APPRECIATION AND DEPRECIATION – TAX BASIS

		Gross Unrealized	Gross Unrealized	Net Unrealized
Fund	Tax Cost	Appreciation	Depreciation	Appreciation / Depreciation
Donoghue Forlines Tactical Income Fund	$59,684,773	$2,113,533	$(78,951)	$2,034,582
Donoghue Forlines Dividend Fund	45,198,123	3,491,358	(574,386)	2,916,972
Donoghue Forlines Risk Managed Income Fund	78,749,762	1,097,273	(10,743)	1,086,530
Donoghue Forlines Momentum Fund	15,348,800	994,160	(248,274)	745,886
Donoghue Forlines Tactical Allocation Fund	53,201,623	5,877,769	(111,364)	5,766,405

8.	INVESTMENTS IN UNDERLYING INVESTMENT COMPANIES

The Donoghue Forlines Tactical Income Fund (the “Fund”) currently invests a portion of its assets in the iShares 0-5 Year High Yield Corporate Bond ETF and the SPDR Wells Fargo Preferred Stock ETF (the “Securities”). The iShares Fund seeks to track the investment results of an index composed of U.S. dollar-denominated, high yield corporate bonds with remaining maturities of less than five years. The SPDR Wells Fargo Preferred Stock ETF seeks to replicate the performance of the ICE Exchange- Listed Fixed and Adjustable Rate Preferred Securities Index, by using the representative sampling approach. The Fund may redeem their investments from the Securities at any time if the Advisor determines that it is in the best interest of the Fund and their shareholders to do so. The performance of the Fund will be directly affected by the performance of the Securities. The financial statements of Securities, including the portfolio of investments, can be found at the Securities and Exchange Commission’s (“SEC”) website www.sec.gov and should be read in conjunction with the Funds’ financial statements. As of June 30, 2021, the percentage of the Donoghue Forlines Tactical Income Fund’s net assets invested in the iShares 0-5 Year High Yield Corporate Bond ETF and the SPDR Wells Fargo Preferred Stock ETF were 43.6% and 25.5%, Respectively.

Donoghue Forlines Funds
NOTES TO FINANCIAL STATEMENTS (Continued)
June 30, 2021

9.	CONTROL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates presumption of control of the fund, under Section 2(a)(9) of the 1940 Act. As of December 31, 2020, the shareholders listed below held, for the benefit of others, more than 25% of an individual Fund and may be deemed to control that Fund. The Funds have no knowledge as to whether all or any portion of the shares owned, by the parties noted below, are also owned beneficially by any party who would be presumed to control the respective Funds.

Shareholder	Fund	Percent
TD Ameritrade, Inc.	Donoghue Forlines Tactical Income Fund	35.84%
Pershing LLC	Donoghue Forlines Dividend Fund	33.26%
Matrix Trust Company	Donoghue Forlines Momentum Fund	48.23%
National Financial Services	Donoghue Forlines Risk Managed Income Fund	62.79%
Matrix Trust Company	Donoghue Forlines Tactical Allocation Fund	35.53%

10.	MARKET AND GEOPOLITICAL RISK

The increasing interconnectivity between global economies and financial markets increases the likelihood that events or conditions in one region or financial market may adversely impact issuers in a different country, region or financial market. Securities in the Fund’s portfolio may underperform due to inflation (or expectations for inflation), interest rates, global demand for particular products or resources, natural disasters, pandemics, epidemics, terrorism, regulatory events and governmental or quasi-governmental actions. The occurrence of global events similar to those in recent years may result in market volatility and may have long term effects on both the U.S. and global financial markets. The current novel coronavirus (COVID-19) global pandemic and the aggressive responses taken by many governments, including closing borders, restricting international and domestic travel, and the imposition of prolonged quarantines or similar restrictions, as well as the forced or voluntary closure of, or operational changes to, many retail and other businesses, has had negative impacts, and in many cases severe negative impacts, on markets worldwide. It is not known how long such impacts, or any future impacts of other significant events described above, will or would last, but there could be a prolonged period of global economic slowdown, which may impact your Fund investment.

Please refer to each Fund’s prospectus and the statement of additional information for a full listing of risks associated with each Fund’s investment strategies.

11.	SUBSEQUENT EVENTS

Subsequent events after the date of the Statements of Assets and Liabilities have been evaluated through the date the financial statements were issued. Management has determined that no events or transactions occurred requiring adjustment or disclosure in the financial statements.

Deloitte & Touche LLP 695 Town Center Drive Suite 1000 Costa Mesa, CA 92626 USA Tel: 714 436 7100 Fax: 714 436 7200 www.deloitte.com

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the shareholders and the Board of Trustees of Northern Lights Fund Trust

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Donoghue Forlines Tactical Income Fund, Donoghue Forlines Dividend Fund, Donoghue Forlines Risk Managed Income Fund, Donoghue Forlines Momentum Fund, and Donoghue Forlines Tactical Allocation Fund (the “Funds”), five of the funds constituting the Northern Lights Fund Trust (the “Trust”), as of June 30, 2021, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the three years in the period then ended (as to Donoghue Forlines Tactical Allocation Fund, for each of the three years in the period then ended and the period from April 6, 2018 (commencement of operations) through June 30, 2018), and the related notes.

In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Funds of the Trust as of June 30, 2021, and the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended (as to Donoghue Forlines Tactical Allocation Fund, for each of the three years in the period ended June 30, 2021 and for the period from April 6, 2018 (commencement of operations) through June 30, 2018) in conformity with accounting principles generally accepted in the United States of America. The financial highlights for each of the two years in the period ended June 30, 2018 for Donoghue Forlines Tactical Income Fund and Donoghue Forlines Dividend Fund, the financial highlights for the year ended June 30, 2018 and the period from December 23, 2016 (commencement of operations) through June 30, 2017 for Donoghue Forlines Momentum Fund, and the financial highlights for the period from December 27, 2017 (commencement of operations) through June 30, 2018 for Donoghue Forlines Risk Managed Income Fund, were audited by other auditors whose report, dated August 28, 2018, expressed an unqualified opinion on those statements.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of June 30, 2021, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

Costa Mesa, California

August 27, 2021

We have served as the auditor of one or more Donoghue Forlines Funds investment companies since 2018.

Donoghue Forlines Funds
Supplement Information (Unaudited)
June 30, 2021

LIQUIDITY RISK MANAGEMENT PROGRAM

The Fund has adopted and implemented a written liquidity risk management program as required by Rule 22e-4 (the “Liquidity Rule”) under the Investment Company Act. The program is reasonably designed to assess and manage the Fund’s liquidity risk, taking into consideration, among other factors, the Fund’s investment strategy and the liquidity of its portfolio investments during normal and reasonably foreseeable stressed conditions; its short and long-term cash flow projections; and its cash holdings and access to other funding sources.

During the fiscal period ended June 30, 2021, the Trust’s Liquidity Risk Management Program Committee (the “Committee”) reviewed the Fund’s investments and determined that the Fund held adequate levels of cash and highly liquid investments to meet shareholder redemption activities in accordance with applicable requirements. Accordingly, the Committee concluded that (i) the Fund’s liquidity risk management program is reasonably designed to prevent violations of the Liquidity Rule and (ii) the Fund’s liquidity risk management program has been effectively implemented.

Donoghue Forlines Funds
SUPPLEMENTAL INFORMATION (Unaudited)
June 30, 2021

The Trustees and the executive officers of the Trust are listed below with their present positions with the Trust and principal occupations over at least the last five years. The business address of each Trustee and Officer is 225 Pictoria Drive, Suite 450, Cincinnati, OH 45246. All correspondence to the Trustees and Officers should be directed to c/o Gemini Fund Services, LLC, P.O. Box 541150, Omaha, Nebraska 68154.

Independent Trustees

Name, Address and Year of Birth	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex** Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years
Mark Garbin Born in 1951	Trustee Since 2013	Managing Principal, Coherent Capital Management LLC (since 2007).	7	Northern Lights Fund Trust (for series not affiliated with the Funds since 2013); Two Roads Shared Trust (since 2012); Forethought Variable Insurance Trust (since 2013); Northern Lights Variable Trust (since 2013); OHA Mortgage Strategies Fund (offshore), Ltd. (2014 -2017); and Altegris KKR Commitments Master Fund (since 2014); Carlyle Tactical Private Credit Fund (since March 2018) and Independent Director OHA CLO Enhanced Equity II Genpar LLP (since June 2021).
Mark D. Gersten Born in 1950	Trustee Since 2013	Independent Consultant (since 2012).	7	Northern Lights Fund Trust (for series not affiliated with the Funds since 2013); Northern Lights Variable Trust (since 2013); Two Roads Shared Trust (since 2012); Altegris KKR Commitments Master Fund (since 2014); previously, Ramius Archview Credit and Distressed Fund (2015-2017); and Schroder Global Series Trust (2012 to 2017).
Anthony J. Hertl Born in 1950	Trustee Since 2005; Chairman of the Board since 2013	Retired, previously held several positions in a major Wall Street firm including Capital Markets Controller, Director of Global Taxation, and CFO of the Specialty Finance Group.	7	Northern Lights Fund Trust (for series not affiliated with the Funds since 2005); Northern Lights Variable Trust (since 2006); Alternative Strategies Fund (since 2010); Satuit Capital Management Trust (2007-2019).
Gary W. Lanzen Born in 1954	Trustee Since 2005	Retired (since 2012). Formerly, Founder, President, and Chief Investment Officer, Orizon Investment Counsel, Inc. (2000-2012).	7	Northern Lights Fund Trust (for series not affiliated with the Funds since 2005) Northern Lights Variable Trust (since 2006); AdvisorOne Funds (since 2003); Alternative Strategies Fund (since 2010); and previously, CLA Strategic Allocation Fund (2014-2015).
John V. Palancia Born in 1954	Trustee Since 2011	Retired (since 2011). Formerly, Director of Futures Operations, Merrill Lynch, Pierce, Fenner & Smith Inc. (1975-2011).	7	Northern Lights Fund Trust (for series not affiliated with the Funds since 2011); Northern Lights Fund Trust III (since February 2012); Alternative Strategies Fund (since 2012) and Northern Lights Variable Trust (since 2011).
Mark H. Taylor Born in 1964	Trustee Since 2007; Chairman of the Audit Committee since 2013	Director, Lynn Pippenger School of Accountancy Muma College of Business, University of South Florida, Tampa FL (since 2019); Chair, Department of Accountancy and Andrew D. Braden Professor of Accounting and Auditing, Weatherhead School of Management, Case Western Reserve University (2009-2019); Vice President-Finance, American Accounting Association (2017-2020); President, Auditing Section of the American Accounting Association (2012-15). AICPA Auditing Standards Board Member (2009-2012).	7	Northern Lights Fund Trust (for series not affiliated with the Funds since 2007); Alternative Strategies Fund (since 2010); Northern Lights Fund Trust III (since 2012); and Northern Lights Variable Trust (since 2007).

6/30/21 – NLFT_v1

Donoghue Forlines Funds
SUPPLEMENTAL INFORMATION (Unaudited) (Continued)
June 30, 2021

Officers

Name, Address and Year of Birth	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex** Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years
Kevin E. Wolf Born in 1969	President Since June 2017	Vice President, The Ultimus Group, LLC and Executive Vice President, Gemini Fund Services, LLC (since 2019); President, Gemini Fund Services, LLC (2012-2019) Treasurer of the Trust (2006-June 2017); Director of Fund Administration, Gemini Fund Services, LLC (2006 - 2012); and Vice-President, Blu Giant, LLC, (2004 -2013).	N/A	N/A
Richard Malinowski Born in 1983	Vice President Since March 2018	Senior Vice President (since 2017); Vice President and Counsel (2016-2017) and Assistant Vice President, Gemini Fund Services, LLC (2012-2016).	N/A	N/A
James Colantino Born in 1969	Treasurer Since June 2017	Assistant Treasurer of the Trust (2006-June 2017); Senior Vice President -Fund Administration, Gemini Fund Services, LLC (since 2012).	N/A	N/A
Stephanie Shearer Born in 1979	Secretary Since February 2017	Assistant Secretary of the Trust (2012-February 2017); Manager of Legal Administration, Gemini Fund Services, LLC (since 2018); Senior Paralegal, Gemini Fund Services, LLC (from 2013 - 2018); Paralegal, Gemini Fund Services, LLC (2010-2013).	N/A	N/A
Michael J. Nanosky Born in 1966	Chief Compliance Officer Since January 2021	Chief Compliance Officer, of the Trust (since January 2021); Vice President-Senior Compliance Officer, Ultimus Fund Solutions (since 2020); Vice President, Chief Compliance Officer for Williamsburg Investment Trust (2020-current); Senior Vice President- Chief Compliance Officer, PNC Funds (2014-2019).	N/A	N/A

*	The term of office for each Trustee and officer listed above will continue indefinitely until the individual resigns or is removed.

**	As of June 30, 2021, the Trust was comprised of 68 active portfolios managed by unaffiliated investment advisers. The term “Fund Complex” applies only to the Funds in the Trust advised by the Fund’s Adviser. The Funds do not hold themselves out as related to any other series within the Trust that is not advised by the Fund’s Adviser.

The Funds’ SAI includes additional information about the Trustees and is available free of charge, upon request, by calling toll-free at 1-877-779-7462.

6/30/21 – NLFT_v1

Donoghue Forlines Funds
EXPENSE EXAMPLE (Unaudited)
June 30, 2021

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemptions fees on certain redemptions; (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from January 1, 2021 through June 30, 2021.

Actual Expenses

The “Actual” columns in the table below provide information about actual account values and actual expenses. You may use the information below; together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The “Hypothetical” columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or redemption fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

					Hypothetical
			Actual*		(5% return before expenses)
	Fund’s	Beginning	Ending		Ending
	Annualized	Account	Account	Expenses	Account	Expenses
	Expense	Value	Value	Paid During	Value	Paid During
	Ratio	1/1/21	6/30/21	Period	6/30/21	Period

Donoghue Forlines Tactical Income Fund – Class A	1.70%	$1,000.00	$1,036.10	$ 8.58	$1,016.36	$ 8.50
Donoghue Forlines Tactical Income Fund – Class C	2.45%	$1,000.00	$1,031.40	$ 12.34	$1,012.65	$ 12.23
Donoghue Forlines Tactical Income Fund – Class I	1.45%	$1,000.00	$1,036.00	$ 7.32	$1,017.60	$ 7.25
Donoghue Forlines Dividend Fund – Class A	1.71%	$1,000.00	$1,230.50	$ 9.46	$1,016.31	$ 8.55
Donoghue Forlines Dividend Fund – Class C	2.46%	$1,000.00	$1,226.60	$ 13.58	$1,012.60	$ 12.28
Donoghue Forlines Dividend Fund – Class I	1.46%	$1,000.00	$1,232.30	$ 8.08	$1,017.55	$ 7.30
Donoghue Forlines Risk Managed Income Fund – Class A	1.42%	$1,000.00	$1,018.80	$ 7.11	$1,017.75	$ 7.10
Donoghue Forlines Risk Managed Income Fund – Class C	2.17%	$1,000.00	$1,015.20	$ 10.84	$1,014.03	$ 10.84
Donoghue Forlines Risk Managed Income Fund – Class I	1.17%	$1,000.00	$1,020.70	$ 5.86	$1,018.99	$ 5.86
Donoghue Forlines Momentum Fund – Class A	2.26%	$1,000.00	$1,235.70	$ 12.53	$1,013.59	$ 11.28
Donoghue Forlines Momentum Fund – Class C	3.01%	$1,000.00	$1,231.90	$ 16.66	$1,009.87	$ 15.00
Donoghue Forlines Momentum Fund – Class I	2.01%	$1,000.00	$1,237.80	$ 11.15	$1,014.83	$ 10.04
Donoghue Forlines Tactical Allocation Fund Class A	1.49%	$1,000.00	$1,081.00	$ 7.69	$1,017.41	$ 7.45
Donoghue Forlines Tactical Allocation Fund Class C	2.24%	$1,000.00	$1,077.50	$ 11.54	$1,013.69	$ 11.18
Donoghue Forlines Tactical Allocation Fund Class I	1.24%	$1,000.00	$1,081.70	$ 6.40	$1,018.65	$ 6.21

*	Expenses are equal to the Fund’s annualized expense ratio, multiplied by the number of days in the period (181) divided by the number of days in the fiscal year (365).

PRIVACY NOTICE

Northern Lights Fund Trust

Rev. February 2014

FACTS	WHAT DOES NORTHERN LIGHTS FUND TRUST DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some, but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depends on the product or service that you have with us. This information can include:

●         Social Security number and wire transfer instructions

●         account transactions and transaction history

●         investment experience and purchase history

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Northern Lights Fund Trust chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information:	Does Northern Lights Fund Trust share information?	Can you limit this sharing?
For our everyday business purposes - such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus.	YES	NO
For our marketing purposes - to offer our products and services to you.	NO	We don’t share
For joint marketing with other financial companies.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your transactions and records.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your credit worthiness.	NO	We don’t share
For nonaffiliates to market to you	NO	We don’t share

QUESTIONS?	Call 1-402-493-4603

PRIVACY NOTICE

Northern Lights Fund Trust

What we do:
How does Northern Lights Fund Trust protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Northern Lights Fund Trust collect my personal information?

We collect your personal information, for example, when you

●     open an account or deposit money

●     direct us to buy securities or direct us to sell your securities

●     seek advice about your investments

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only:

●     sharing for affiliates’ everyday business purposes – information about your creditworthiness.

●     affiliates from using your information to market to you.

●     sharing for nonaffiliates to market to you.

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ● Northern Lights Fund Trust does not share with our affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ● Northern Lights Fund Trust does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ● Northern Lights Fund Trust doesn’t jointly market.

PROXY VOTING POLICY

Information regarding how the Funds voted proxies relating to portfolio securities for the most recent twelve month period ended June 30 as well as a description of the policies and procedures that the Funds use to determine how to vote proxies is available without charge, upon request, by calling 1-877-779-7462 or by referring to the SEC’s website at http://www.sec.gov.

PORTFOLIO HOLDINGS

Each Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Form N-PORT is available on the SEC’s website at http://www.sec.gov. The information on Form N-PORT is available without charge, upon request, by calling 1-877-779-7462

INVESTMENT ADVISOR
Donoghue Forlines LLC
One International Place, Suite 310
Boston, MA 02110

ADMINISTRATOR
Gemini Fund Services, LLC
4221 N 203rd St., Suite 100
Elkhorn, NE 68022-3474

DONOGHUE-AR21

Item 2. Code of Ethics.

(a)       As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)        For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)	Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;
(2)	Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3)        Compliance with applicable governmental laws, rules, and regulations;

(4)	The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5)        Accountability for adherence to the code.

(c)        Amendments: During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d)        Waivers: During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

(e) The Code of Ethics is not posted on Registrant’ website.

(f) A copy of the Code of Ethics is attached as an exhibit.

Item 3. Audit Committee Financial Expert.

(a)       The Registrant’s board of trustees has determined that Mark H. Taylor is an audit committee financial expert, as defined in Item 3 of Form N-CSR. Mr. Taylor is independent for purposes of this Item 3.

Item 4. Principal Accountant Fees and Services.

(a) Audit Fees

	2019	2020	2021
Donoghue Forlines Income Fund	$14,300	$15,475	$15,030
Donoghue Forlines Dividend Fund	$14,000	$15,175	$15,030
Donoghue Forlines Momentum Fund	$14,300	$15,475	$15,030
Donoghue Forlines Dividend Mid-Cap Fund	$14,300	$15,475	$15,030
Donoghue Forlines Risk Managed Fund	$14,300	$15,475	$15,030
Donoghue Forlines Tactical Allocation Fund	$14,700	$15,875	$15,440

(b) Audit-Related Fees

	2019	2020	2021
Donoghue Forlines Income Fund	None	None	None
Donoghue Forlines Dividend Fund	None	None	None
Donoghue Forlines Momentum Fund	None	None	None
Donoghue Forlines Dividend Mid-Cap Fund	None	None	None
Donoghue Forlines Risk Managed Fund	None	None	None
Donoghue Forlines Tactical Allocation Fund	None	None	None

(c) Tax Fees

	2019	2020	2021
Donoghue Forlines Income Fund	$3,100	$3,175	$3,240
Donoghue Forlines Dividend Fund	$3,100	$3,175	$3,240
Donoghue Forlines Momentum Fund	$3,100	$3,175	$3,240
Donoghue Forlines Dividend Mid-Cap Fund	$3,100	$3,175	$3,240
Donoghue Forlines Risk Managed Fund	$3,100	$3,175	$3,240
Donoghue Forlines Tactical Allocation Fund	$3,200	$3,275	$3,340

Preparation of Federal & State income tax returns, assistance with calculation of required income, capital gain and excise distributions and preparation of Federal excise tax returns.

(d) All Other Fees

	2019	2020	2021
Donoghue Forlines Income Fund	None	None	None
Donoghue Forlines Dividend Fund	None	None	None
Donoghue Forlines Momentum Fund	None	None	None
Donoghue Forlines Dividend Mid-Cap Fund	None	None	None
Donoghue Forlines Risk Managed Fund	None	None	None
Donoghue Forlines Tactical Allocation Fund	N/A	None	None

(e)	(1) Audit Committee’s Pre-Approval Policies

The registrant’s Audit Committee is required to pre-approve all audit services and, when appropriate, any non-audit services (including audit-related, tax and all other services) to the registrant. The registrant’s Audit Committee also is required to pre-approve, when appropriate, any non-audit services (including audit-related, tax and all other services) to its adviser, or any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the registrant, to the extent that the services may be determined to have an impact on the operations or financial reporting of the registrant. Services are reviewed on an engagement by engagement basis by the Audit Committee.

(2)	Percentages of Services Approved by the Audit Committee

Donoghue Forlines Tactical Income Fund 2021    2020     2019

Audit-Related Fees:                                    0.00%  0.00%  0.00%

Tax Fees:                                                   0.00%  0.00%  0.00%

All Other Fees:                                            0.00%  0.00%  0.00%

Donoghue Forlines Dividend Fund           2021     2020    2019

Audit-Related Fees:                                     0.00%  0.00%  0.00%

Tax Fees:                                                    0.00%  0.00%  0.00%

All Other Fees:                                            0.00%  0.00%  0.00%

Donoghue Forlines Momentum Fund       2021    2020     2019

Audit-Related Fees:                                     0.00%  0.00%  0.00%

Tax Fees:                                                    0.00%  0.00%  0.00%

All Other Fees:                                            0.00%  0.00%  0.00%

Donoghue Forlines Dividend Mid-Cap Fund   2021    2020     2019

Audit-Related Fees:                                           0.00%  0.00%  0.00%

Tax Fees:                                                          0.00%  0.00%  0.00%

All Other Fees:                                                  0.00%  0.00%  0.00%

Donoghue Forlines Risk Managed Income Fund  2021   2020   2019

Audit-Related Fees:                                                0.00% 0.00% 0.00%

Tax Fees:                                                               0.00% 0.00% 0.00%

All Other Fees:                                                       0.00% 0.00% 0.00%

Donoghue Forlines Tactical Allocation Fund   2021    2020    2019

Audit-Related Fees:                                             0.00%  0.00%  0.00%

Tax Fees:                                                            0.00%  0.00%  0.00%

All Other Fees:                                                    0.00%  0.00%  0.00%

(f)	During the audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)	The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

	2021	2020	2019
Donoghue Forlines Tactical Income Fund	$3,240	$3,175	$3,100
Donoghue Forlines Dividend Fund	$3,240	$3,175	$3,100
Donoghue Forlines Momentum Fund	$3,240	$3,175	$3,100
Donoghue Forlines Dividend Mid-Cap	$3,240	$3,100	$3,175
Donoghue Forlines Risk Managed Fund	$3,240	$3,175	$3,100
Donoghue Forlines Tactical Allocation Fund	$3,340	$3,275	$3,200

(h)        The registrant's audit committee has considered whether the provision of non-audit services to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Companies. Not applicable to open-end investment companies.

Item 6. Schedule of Investments. Schedule of investments in securities of unaffiliated issuers is included under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds. Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies. Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Funds. Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders. Vote of security holders is included under item 1.

Item 11. Controls and Procedures.

(a)       Based on an evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of filing date of this Form N-CSR, the principal executive officer and principal financial officer of the Registrant have concluded that the disclosure controls and procedures of the Registrant are reasonably designed to ensure that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported by the filing date, including that information required to be disclosed is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b)       There were no significant changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies. Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)(1) Code of Ethics filed herewith.

(a)(2) Certifications required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a)(2) of Form N-CSR) are filed herewith.

(a)(3) Not applicable for open-end investment companies.

(b)       Certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Northern Lights Fund Trust

By (Signature and Title)

/s/ Kevin E. Wolf

Kevin E. Wolf, Principal Executive Officer/President

Date 9/3/21

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/ Kevin E. Wolf

Kevin E. Wolf, Principal Executive Officer/President

Date 9/3/21

By (Signature and Title)

/s/ Jim Colantino

Jim Colantino, Principal Financial Officer/Treasurer

Date 9/3/21